UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 20, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental” securities, and enter into forward commitments.

Investment Results

The table on page 6 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended May 31, 2014.

Most share classes of the Fund outperformed the benchmark for the six-month period, with the exception of Class B shares, which performed in line, and Class C shares, which underperformed. Security selection was positive, particularly in the technology, consumer cyclicals and utilities sectors. Sector selection was beneficial to returns, owing to an overweight in technology. Implicit currency selection also helped returns. In contrast, underweights in the energy and consumer staples sectors had a negative impact, as did security selection in the finance and medical sectors.

For the 12-month period, all share classes of the Fund outperformed the benchmark. Security selection was the main driver of performance, particularly in the technology, capital equipment and utilities sectors. Sector selection also added to returns, owing to underweights in consumer staples and construction & housing. Implicit currency selection was also positive.

An overweight position and security selection in industrial commodities hurt performance.

Derivative usage included futures for investment purposes, and forwards, for both hedging and investment purposes; futures and forwards both added to returns for the six-month period. For the 12-month period, futures added to performance, while forwards detracted. Options were used for hedging purposes, for both periods, options purchased detracted, while options written added to performance.

Market Review and Investment Strategy

Global equities rose in the six- and 12-month periods ended May 31, 2014, driven by macroeconomic improvements in key developed countries and the accommodative monetary policies of major central banks. However, most of the strength occurred in 2013; stocks in Japan surged as Prime Minister Shinzo Abe’s economic program gained traction; data in the Eurozone pointed to a weak yet positive economic growth in 2014. U.S. equities did well, despite worries of how and when the U.S. Federal Reserve (the “Fed”) would rein in its asset purchase program. Stocks nonetheless continued to rise after the Fed announced plans to taper the program by $10 billion a month in December 2013. Markets have continued to strengthen thus far in 2014, although signs of growth in Europe and the U.S. have been offset by new pressures in emerging markets and Japan. The Global Value Investment Team (the “Team”) also saw a marked

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

reversal in the first part of 2014, with many of the best performing stocks and sectors from 2013 underperforming, and vice versa.

The Fund is focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	6.93%	21.04%

Class B†	6.52%	20.17%

Class C	6.45%	20.14%

Advisor Class‡	7.00%	21.25%

Class R‡	6.65%	20.53%

Class K‡	6.88%	20.98%

Class I‡	7.06%	21.33%

MSCI World Index (net)	6.52%	18.87%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2014 by 0.03% and 0.04%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	21.04%	15.94%
5 Years	11.78%	10.80%
10 Years	4.36%	3.90%

Class B Shares
1 Year	20.17%	16.17%
5 Years	10.91%	10.91%
10 Years(a)	3.72%	3.72%

Class C Shares
1 Year	20.14%	19.14%
5 Years	10.98%	10.98%
10 Years	3.62%	3.62%

Advisor Class Shares*
1 Year	21.25%	21.25%
5 Years	12.10%	12.10%
10 Years	4.67%	4.67%

Class R Shares*
1 Year	20.53%	20.53%
5 Years	11.47%	11.47%
Since Inception†	2.33%	2.33%

Class K Shares*
1 Year	20.98%	20.98%
5 Years	11.80%	11.80%
Since Inception†	2.60%	2.60%

Class I Shares*
1 Year	21.33%	21.33%
5 Years	12.20%	12.20%
Since Inception†	2.99%	2.99%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.19%, 2.94%, 2.91%, 1.89%, 2.45%, 2.16% and 1.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.67%
5 Years	11.70%
10 Years	3.81%

Class B Shares
1 Year	21.10%
5 Years	11.78%
10 Years(a)	3.62%

Class C Shares
1 Year	24.06%
5 Years	11.86%
10 Years	3.52%

Advisor Class Shares*
1 Year	26.27%
5 Years	13.03%
10 Years	4.59%

Class R Shares*
1 Year	25.51%
5 Years	12.39%
Since Inception†	2.48%

Class K Shares*
1 Year	25.97%
5 Years	12.68%
Since Inception†	2.75%

Class I Shares*
1 Year	26.37%
5 Years	13.13%
Since Inception†	3.14%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,069.30	$11.35	2.20%
Hypothetical**	$1,000	$1,013.96	$11.05	2.20%
Class B
Actual	$1,000	$1,065.20	$14.93	2.90%
Hypothetical**	$1,000	$1,010.47	$14.54	2.90%
Class C
Actual	$1,000	$1,064.50	$14.93	2.90%
Hypothetical**	$1,000	$1,010.47	$14.54	2.90%
Advisor Class
Actual	$1,000	$1,070.00	$9.81	1.90%
Hypothetical**	$1,000	$1,015.46	$9.55	1.90%
Class R
Actual	$1,000	$1,066.50	$12.88	2.50%
Hypothetical**	$1,000	$1,012.47	$12.54	2.50%
Class K
Actual	$1,000	$1,068.80	$11.30	2.19%
Hypothetical**	$1,000	$1,014.01	$11.00	2.19%
Class I
Actual	$1,000	$1,070.60	$9.55	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Expense Example

PORTFOLIO SUMMARY

May 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $47.9

*	All data are as of May 31, 2014. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Australia, Hong Kong, Norway, Portugal, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Kroger Co. (The)	$907,251	1.9%
Hewlett-Packard Co.	843,530	1.8
GlaxoSmithKline PLC	809,656	1.7
Oracle Corp.	789,135	1.6
Citigroup, Inc.	777,769	1.6
Roche Holding AG	754,566	1.6
American International Group, Inc.	752,113	1.6
Vodafone Group PLC	718,533	1.5
Nippon Telegraph & Telephone Corp.	698,581	1.4
Hess Corp.	683,928	1.4
	$7,735,062	16.1%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Financials – 20.3%
Capital Markets – 0.6%
Deutsche Bank AG (REG)	6,380	$258,398

Commercial Banks – 10.4%
Bank Hapoalim BM	58,030	338,976
Bank of America Corp.	38,790	587,281
CIT Group, Inc.	8,502	378,169
Citigroup, Inc.	16,350	777,769
HSBC Holdings PLC	43,170	455,374
Kasikornbank PCL (NVDR)	26,900	153,969
Mitsubishi UFJ Financial Group, Inc.	54,900	309,872
Societe Generale SA	11,750	677,278
Sumitomo Mitsui Financial Group, Inc.	6,900	279,990
UniCredit SpA	61,450	536,500
Wells Fargo & Co.	9,580	486,472

		4,981,650

Consumer Finance – 2.7%
Capital One Financial Corp.	7,120	561,697
Navient Corp.(a)	14,180	224,044
SLM Corp.	56,250	484,312

		1,270,053

Insurance – 5.3%
American International Group, Inc.	13,910	752,113
Assurant, Inc.	3,670	248,863
Genworth Financial, Inc. – Class A(a)	29,490	501,035
Lincoln National Corp.	10,070	482,957
Muenchener Rueckversicherungs AG	1,400	310,607
PartnerRe Ltd.	2,430	260,909

		2,556,484

Real Estate Management & Development – 1.3%
Aeon Mall Co., Ltd.	9,200	232,358
Country Garden Holdings Co., Ltd.	214,000	90,385
New World Development Co., Ltd.	271,117	311,232

		633,975

		9,700,560

Consumer Discretionary – 16.1%
Auto Components – 1.7%
Cie Generale des Etablissements Michelin – Class B	4,065	500,584
Valeo SA(b)	2,420	325,099

		825,683

Automobiles – 3.8%
Ford Motor Co.	14,244	234,171
Great Wall Motor Co., Ltd. – Class H	85,500	352,824
Kia Motors Corp.	5,670	327,450
Nissan Motor Co., Ltd.	26,500	239,164

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Thor Industries, Inc.	2,680	$160,800
Volkswagen AG (Preference Shares)	1,970	524,582

		1,838,991

Household Durables – 1.0%
PulteGroup, Inc.	24,430	477,851

Media – 5.2%
Comcast Corp. – Class A	5,120	267,264
Gannett Co., Inc.	11,452	318,251
Liberty Global PLC – Class A(a)	2,174	97,873
Liberty Global PLC – Series C(a)	12,250	524,300
Regal Entertainment Group – Class A	11,820	230,608
Time Warner Cable, Inc. – Class A	2,090	295,024
Twenty-First Century Fox, Inc. – Class A	8,360	296,028
Viacom, Inc. – Class B	5,087	434,074

		2,463,422

Multiline Retail – 0.8%
Macy’s, Inc.	6,540	391,680

Specialty Retail – 2.9%
GameStop Corp. – Class A	14,260	539,741
Gap, Inc. (The)	5,850	241,196
Office Depot, Inc.(a)	80,360	411,443
TJX Cos., Inc. (The)	3,280	178,596

		1,370,976

Textiles, Apparel & Luxury Goods – 0.7%
Cie Financiere Richemont SA	3,230	340,813

		7,709,416

Information Technology – 14.8%
Communications Equipment – 1.0%
Brocade Communications Systems, Inc.(a)	11,070	100,958
Harris Corp.	4,550	351,488

		452,446

Computers & Peripherals – 3.1%
Apple, Inc.	460	291,180
Catcher Technology Co., Ltd.	40,000	358,193
Hewlett-Packard Co.	25,180	843,530

		1,492,903

Electronic Equipment, Instruments & Components – 0.5%
Arrow Electronics, Inc.(a)	4,430	255,611

IT Services – 2.4%
Fujitsu Ltd.	41,000	279,169
Genpact Ltd.(a)	13,060	220,061
Western Union Co. (The) – Class W	23,350	377,570
Xerox Corp.	21,140	261,079

		1,137,879

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.4%
Applied Materials, Inc.	22,100	$446,199
Micron Technology, Inc.(a)	6,460	184,692
Novatek Microelectronics Corp.	54,000	276,840
Samsung Electronics Co., Ltd.	470	665,789
Sumco Corp.(b)	32,200	253,168
Teradyne, Inc.	15,610	277,858

		2,104,546

Software – 3.4%
Electronic Arts, Inc.(a)	17,070	599,669
Microsoft Corp.	5,940	243,184
Oracle Corp.	18,780	789,135

		1,631,988

		7,075,373

Health Care – 10.7%
Biotechnology – 1.6%
Actelion Ltd. (REG)(a)	3,230	321,442
Theravance, Inc.(a)(b)	4,490	128,638
Vertex Pharmaceuticals, Inc.(a)	4,652	336,154

		786,234

Health Care Equipment & Supplies – 0.8%
Medtronic, Inc.	6,000	366,180

Health Care Providers & Services – 0.8%
Aetna, Inc.	4,630	359,056

Pharmaceuticals – 7.5%
Astellas Pharma, Inc.	27,500	353,789
AstraZeneca PLC	3,790	273,823
Daiichi Sankyo Co., Ltd.	12,000	204,042
GlaxoSmithKline PLC	30,170	809,656
Novartis AG	6,100	548,842
Pfizer, Inc.	22,220	658,379
Roche Holding AG	2,560	754,566

		3,603,097

		5,114,567

Industrials – 8.3%
Aerospace & Defense – 1.4%
Airbus Group NV(b)	9,382	673,004

Airlines – 0.7%
Qantas Airways Ltd.(a)	254,320	333,265

Construction & Engineering – 0.5%
URS Corp.	4,890	220,050

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	38,400	519,472

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.6%
Hutchison Whampoa Ltd.	20,000	$268,265

Machinery – 0.9%
Dover Corp.	1,640	142,975
Terex Corp.	7,860	302,296

		445,271

Marine – 1.6%
AP Moeller – Maersk A/S – Class B	215	562,618
Nippon Yusen KK	68,000	201,315

		763,933

Road & Rail – 0.8%
East Japan Railway Co.	1,500	114,826
Ryder System, Inc.	3,370	292,482

		407,308

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	16,700	330,992

		3,961,560

Energy – 8.2%
Energy Equipment & Services – 1.4%
Halliburton Co.	7,770	502,253
Seadrill Ltd.(b)	4,760	179,635

		681,888

Oil, Gas & Consumable Fuels – 6.8%
BG Group PLC	13,310	272,926
ENI SpA	20,810	529,995
Hess Corp.	7,491	683,928
JX Holdings, Inc.	94,500	493,972
Occidental Petroleum Corp.	3,620	360,878
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	9,360	368,176
Valero Energy Corp.	9,991	559,996

		3,269,871

		3,951,759

Telecommunication Services – 8.2%
Diversified Telecommunication Services – 5.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	162,308	291,342
Nippon Telegraph & Telephone Corp.	11,800	698,581
Orange SA(b)	39,080	653,735
Vivendi SA(a)	25,930	679,919
Ziggo NV	3,750	176,836

		2,500,413

Wireless Telecommunication Services – 3.0%
China Mobile Ltd.	49,000	479,929
Turkcell Iletisim Hizmetleri AS(a)	37,750	235,885
Vodafone Group PLC	204,941	718,533

		1,434,347

		3,934,760

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 7.2%
Beverages – 0.7%
Asahi Group Holdings Ltd.	6,500	$183,930
Carlsberg A/S – Class B	1,400	146,042

		329,972

Food & Staples Retailing – 3.5%
CVS Caremark Corp.	3,340	261,589
Koninklijke Ahold NV	28,600	520,089
Kroger Co. (The)	19,004	907,251

		1,688,929

Food Products – 0.5%
Dean Foods Co.	12,630	219,509

Tobacco – 2.5%
Imperial Tobacco Group PLC	13,240	597,888
Philip Morris International, Inc.	7,010	620,665

		1,218,553

		3,456,963

Materials – 3.7%
Chemicals – 2.3%
Arkema SA	4,580	468,735
Incitec Pivot Ltd.	77,400	198,455
LyondellBasell Industries NV – Class A	2,540	252,908
Teijin Ltd.	92,000	209,775

		1,129,873

Metals & Mining – 1.4%
Dowa Holdings Co., Ltd.	17,000	151,041
Rio Tinto PLC	9,990	512,333

		663,374

		1,793,247

Utilities – 1.8%
Electric Utilities – 1.3%
Edison International	3,560	196,298
EDP – Energias de Portugal SA	88,240	417,628

		613,926

Multi-Utilities – 0.5%
CenterPoint Energy, Inc.	10,510	253,501

		867,427

Total Common Stocks (cost $39,044,629)		47,565,632

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $268,996)	268,996	268,996

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $39,313,625)		47,834,628

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.5%
Investment Companies – 3.5%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $1,656,857)	1,656,857	$1,656,857

Total Investments – 103.3% (cost $40,970,482)		49,491,485
Other assets less liabilities – (3.3)%		(1,586,196)

Net Assets – 100.0%		$47,905,289

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	4	June 2014	$162,113	$176,664	$14,551

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	170,128	USD	164	8/14/14	$(2,397)
Barclays Bank PLC	USD	1,530	JPY	155,933	8/14/14	2,173
Barclays Bank PLC	USD	165	KRW	170,128	8/14/14	449
BNP Paribas SA	JPY	36,668	USD	358	8/14/14	(2,337)
Citibank, NA	CAD	1,743	USD	1,603	8/14/14	(1,836)
Citibank, NA	USD	437	NOK	2,632	8/14/14	2,223
Credit Suisse International	RUB	9,251	USD	258	8/14/14	(2,872)
Credit Suisse International	USD	1,900	NOK	11,177	8/14/14	(36,045)
Credit Suisse International	USD	142	RUB	5,082	8/14/14	1,375
Goldman Sachs Bank USA	USD	117	RUB	4,169	8/14/14	(41)
HSBC Bank USA	USD	2,067	CAD	2,253	8/14/14	7,070
JPMorgan Chase Bank, NA	USD	301	BRL	681	7/02/14	225
JPMorgan Chase Bank, NA	EUR	685	USD	949	8/14/14	15,606
JPMorgan Chase Bank, NA	USD	512	CAD	566	8/14/14	9,001
JPMorgan Chase Bank, NA	USD	776	SEK	5,075	8/14/14	(18,341)
Royal Bank of Scotland PLC	BRL	681	USD	301	7/02/14	(345)
Royal Bank of Scotland PLC	JPY	136,073	USD	1,311	8/14/14	(26,681)
State Street Bank & Trust Co.	AUD	287	USD	264	8/14/14	(1,857)
State Street Bank & Trust Co.	CHF	1,491	USD	1,700	8/14/14	33,669
State Street Bank & Trust Co.	CHF	149	USD	166	8/14/14	(326)
State Street Bank & Trust Co.	EUR	1,256	USD	1,741	8/14/14	28,905
State Street Bank & Trust Co.	GBP	91	USD	154	8/14/14	1,710
State Street Bank & Trust Co.	USD	267	AUD	287	8/14/14	(1,096)
State Street Bank & Trust Co.	USD	369	EUR	271	8/14/14	330
State Street Bank & Trust Co.	USD	153	GBP	91	8/14/14	(382)
State Street Bank & Trust Co.	USD	303	NZD	353	8/14/14	(4,919)
State Street Bank & Trust Co.	USD	1,626	SEK	10,648	8/14/14	(36,601)

						$(33,340)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

NVDR – Non Voting Depositary Receipt

REG – Registered Shares

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $39,044,629)	$47,565,632	(a)
Affiliated issuers (cost $1,925,853 – including investment of cash collateral for securities loaned of $1,656,857)	1,925,853
Due from broker	15,956	(b)
Foreign currencies, at value (cost $231,286)	231,513
Receivable for investment securities sold and foreign currency transactions	492,454
Dividends and interest receivable	207,928
Unrealized appreciation on forward currency exchange contracts	102,736
Receivable for shares of beneficial interest sold	77,273
Receivable for variation margin on futures	85

Total assets	50,619,430

Liabilities
Payable for collateral received on securities loaned	1,656,857
Payable for investment securities purchased	664,314
Unrealized depreciation on forward currency exchange contracts	136,076
Payable for shares of beneficial interest redeemed	103,151
Advisory fee payable	30,993
Administrative fee payable	22,056
Distribution fee payable	9,552
Transfer Agent fee payable	4,490
Accrued expenses and other liabilities	86,652

Total liabilities	2,714,141

Net Assets	$47,905,289

Composition of Net Assets
Paid-in capital	$162,589,741
Undistributed net investment income	500,353
Accumulated net realized loss on investment and foreign currency transactions	(123,684,521)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,499,716

	$47,905,289

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,244,329	1,509,328	$11.43	*

B	$1,150,444	103,397	$11.13

C	$3,853,070	345,922	$11.14

Advisor	$22,271,333	1,938,260	$11.49

R	$797,398	70,609	$11.29

K	$1,684,532	148,865	$11.32

I	$904,183	78,784	$11.48

(a)	Includes securities on loan with a value of $1,585,438 (see Note E).

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $11.94 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $52,110)	$1,088,615
Affiliated issuers	195
Securities lending income	6,248	$1,095,058

Expenses
Advisory fee (see Note B)	174,245
Distribution fee—Class A	24,808
Distribution fee—Class B	6,200
Distribution fee—Class C	19,139
Distribution fee—Class R	1,956
Distribution fee—Class K	1,938
Transfer agency—Class A	13,272
Transfer agency—Class B	1,048
Transfer agency—Class C	3,106
Transfer agency—Advisor Class	17,376
Transfer agency—Class R	1,018
Transfer agency—Class K	1,551
Transfer agency—Class I	534
Custodian	63,478
Registration fees	51,800
Trustees’ fees	27,066
Administrative	25,672
Audit	23,702
Legal	19,250
Printing	12,645
Miscellaneous	5,570

Total expenses		495,374

Net investment income		599,684

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		2,571,766
Futures		9,052
Options written		11,924
Foreign currency transactions		121,792
Net change in unrealized appreciation/depreciation of:
Investments		(191,337	)(a)
Futures		3,212
Options written		(10,862)
Foreign currency denominated assets and liabilities		(30,283)

Net gain on investment and foreign currency transactions		2,485,264

Net Increase in Net Assets from Operations		$3,084,948

(a)	Net of decrease in accrued foreign capital gains taxes of $2,680.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$599,684	$153,927
Net realized gain on investment and foreign currency transactions	2,714,534	4,831,940
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(229,270)	7,907,371

Net increase in net assets from operations	3,084,948	12,893,238
Dividends to Shareholders from
Net investment income
Class A	(180,959)	(163,175)
Class B	(3,872)	(3,445)
Class C	(23,932)	(9,808)
Advisor Class	(301,064)	(291,548)
Class R	(6,580)	(6,205)
Class K	(19,957)	(13,240)
Class I	(13,809)	(12,780)
Transactions in Shares of Beneficial Interest
Net decrease	(1,211,197)	(6,750,310)

Total increase	1,323,578	5,642,727
Net Assets
Beginning of period	46,581,711	40,938,984

End of period (including undistributed net investment income of $500,353 and $450,842, respectively)	$47,905,289	$46,581,711

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2014:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stocks:
Financials	$5,745,621	$3,954,939	$	– 0	–	$9,700,560
Consumer Discretionary	5,098,900	2,610,516		– 0	–	7,709,416
Information Technology	5,242,214	1,833,159		– 0	–	7,075,373
Health Care	1,848,407	3,266,160		– 0	–	5,114,567

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Industrials	$957,803		$3,003,757		$	– 0	–	$3,961,560
Energy	2,107,055		1,844,704			– 0	–	3,951,759
Telecommunication Services	– 0	–	3,934,760			– 0	–	3,934,760
Consumer Staples	2,009,014		1,447,949			– 0	–	3,456,963
Materials	252,908		1,540,339			– 0	–	1,793,247
Utilities	449,799		417,628			– 0	–	867,427
Short-Term Investments	268,996		– 0	–		– 0	–	268,996
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,656,857		– 0	–		– 0	–	1,656,857

Total Investments in Securities	25,637,574		23,853,911	+		– 0	–	49,491,485
Other Financial Instruments*:
Assets:
Futures	– 0	–	14,551			– 0	–	14,551	#
Forward Currency Exchange Contracts	– 0	–	102,736			– 0	–	102,736
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(136,076)			– 0	–	(136,076)

Total++	$25,637,574		$23,835,122		$	– 0	–	$49,472,696

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2014, the reimbursement for such services amounted to $25,672.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $12,121 for the six months ended May 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $417 from the sale of Class A shares and received $213, $35 and $50 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)	Dividend Income (000)
$ 224	$5,750	$5,705	$269	$	– 0 –	*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2014 amounted to $29,561, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $58,673, $503,748, $178,660 and $51,375 for Class B, Class C, Class R and Class K shares,

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$13,696,294		$14,645,699
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and written options transactions) are as follows:

Gross unrealized appreciation	$9,133,382
Gross unrealized depreciation	(612,379)

Net unrealized appreciation	$8,521,003

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2014, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

During the six months ended May 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2014, the Fund held written options for hedging purposes. During the six months ended May 31, 2014, the Fund held purchased options for hedging purposes.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

For the six months ended May 31, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/13	25			$11,924
Options written	– 0	–		– 0	–
Options expired	(25)			(11,924)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 05/31/14	– 0	–	$	– 0	–

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $66,946. If a trigger event had occurred at May 31, 2014, for those derivatives in a net liability position, an amount of $66,946 would be required to be posted by the Fund.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

At May 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$14,551	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	102,736		Unrealized depreciation on forward currency exchange contracts	$136,076

Total		$117,287			$136,076

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$9,052	$3,212

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	174,227	(30,282)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(54,576)	51,014

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	11,924	(10,862)

Total		$140,627	$13,082

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the six months ended May 31, 2014:

Futures:
Average original value of buy contracts	$162,063

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$13,035,633
Average principal amount of sale contracts	$12,835,704

Purchased Options:
Average monthly cost	$29,562	(a)

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$2,622	$(2,397)		$	– 0	–	$	– 0	–	$225
Citibank, NA	2,223	(1,836)			– 0	–		– 0	–	387
Credit Suisse International	1,375	(1,375)			– 0	–		– 0	–	– 0	–
Exchange-Traded Goldman Sachs & Co.*	85	– 0	–		– 0	–		– 0	–	85
HSBC Bank USA	7,070	– 0	–		– 0	–		– 0	–	7,070
JPMorgan Chase Bank, NA	24,832	(18,341)			– 0	–		– 0	–	6,491
State Street Bank & Trust Co.	64,614	(45,181)			– 0	–		– 0	–	19,433

Total	$102,821	$(69,130)		$	– 0	–	$	– 0	–	$33,691

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$2,397	$(2,397)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	2,337	– 0	–		– 0	–		– 0	–		2,337
Citibank, NA	1,836	(1,836)			– 0	–		– 0	–		– 0	–
Credit Suisse International	38,917	(1,375)			– 0	–		– 0	–		37,542
Goldman Sachs Bank USA	41	– 0	–		– 0	–		– 0	–		41

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
JPMorgan Chase Bank, NA	$18,341	$(18,341)		$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	27,026	– 0	–		– 0	–		– 0	–		27,026
State Street Bank & Trust Co.	45,181	(45,181)			– 0	–		– 0	–		– 0	–

Total	$136,076	$(69,130)		$	– 0	–	$	– 0	–		$66,946

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2014, the Fund had securities on loan with a value of $1,585,438 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,656,857. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $6,248 and $140 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)
$ 419	$6,446	$5,208	$1,657

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class A
Shares sold	109,184	213,084	$1,187,570	$2,033,456

Shares issued in reinvestment of dividends	15,943	18,132	169,958	153,572

Shares converted from Class B	14,989	44,759	163,892	415,694

Shares redeemed	(133,837)	(490,236)	(1,461,692)	(4,611,440)

Net increase (decrease)	6,279	(214,261)	$59,728	$(2,008,718)

Class B
Shares sold	3,342	11,573	$35,604	$102,554

Shares issued in reinvestment of dividends	336	363	3,497	3,003

Shares converted to Class A	(15,372)	(45,987)	(163,892)	(415,694)

Shares redeemed	(11,719)	(31,636)	(124,780)	(283,820)

Net decrease	(23,413)	(65,687)	$(249,571)	$(593,957)

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class C
Shares sold	31,182	95,328	$324,485	$915,496

Shares issued in reinvestment of dividends	1,913	1,066	19,955	8,850

Shares redeemed	(52,440)	(112,705)	(560,657)	(1,026,822)

Net decrease	(19,345)	(16,311)	$(216,217)	$(102,476)

Advisor Class
Shares sold	87,328	191,196	$956,165	$1,765,334

Shares issued in reinvestment of dividends	27,849	34,011	298,270	289,429

Shares redeemed	(173,221)	(648,541)	(1,862,214)	(5,977,241)

Net decrease	(58,044)	(423,334)	$(607,779)	$(3,922,478)

Class R
Shares sold	7,106	17,263	$76,606	$163,679

Shares issued in reinvestment of dividends	624	739	6,579	6,204

Shares redeemed	(10,363)	(33,131)	(111,625)	(302,984)

Net decrease	(2,633)	(15,129)	$(28,440)	$(133,101)

Class K
Shares sold	54,394	114,410	$589,915	$1,085,358

Shares issued in reinvestment of dividends	1,890	1,576	19,957	13,239

Shares redeemed	(63,171)	(82,941)	(677,088)	(800,916)

Net increase (decrease)	(6,887)	33,045	$(67,216)	$297,681

Class I
Shares sold	4,319	6,311	$47,033	$58,883

Shares issued in reinvestment of dividends	1,292	1,504	13,809	12,780

Shares redeemed	(15,130)	(39,907)	(162,544)	(358,924)

Net decrease	(9,519)	(32,092)	$(101,702)	$(287,261)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Notes to Financial Statements

exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2014 will be determined at the end of the current fiscal year. The tax character

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$500,201	$2,756,876

Total taxable distributions	$500,201	$2,756,876

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$508,065
Accumulated capital and other losses	(126,224,377	)(a)
Unrealized appreciation/(depreciation)	8,497,086	(b)

Total accumulated earnings/(deficit)	$(117,219,226)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $126,224,377. During the fiscal year, the Fund utilized $3,855,749 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2013, the Fund had a net capital loss carryforward of $126,224,377 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 14,232,223	n/a	2016
97,859,382	n/a	2017
10,581,336	n/a	2018
2,611,262	n/a	2019
564,543	$ 375,631	No expiration

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.81		$ 8.12	$ 7.98	$ 9.02	$ 8.88		$ 6.59

Income From Investment Operations
Net investment income(a)	.14		.03	.07	.09	.07		.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		2.76	.34	(.69)	.16		2.16

Net increase (decrease) in net asset value from operations	.74		2.79	.41	(.60)	.23		2.29

Less: Dividends
Dividends from net investment income	(.12)		(.10)	(.27)	(.44)	(.09)		– 0	–

Net asset value, end of period	$ 11.43		$ 10.81	$ 8.12	$ 7.98	$ 9.02		$ 8.88

Total Return
Total investment return based on net asset value(c)	6.93	%*	34.67%*	5.36%	(7.32)%*	2.57	%*	34.75	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,244		$16,255	$13,949	$17,280	$26,794		$47,523
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.20	%^	2.19%	2.16%	1.62%	1.59	%+	1.50%
Expenses, before waivers/reimbursements(d)	2.20	%^	2.19%	2.16%	1.62%	1.59	%+	1.51%
Net investment income	2.56	%^	.30%	.85%	.94%	.83	%+	1.84	%(b)
Portfolio turnover rate	30%		66%	52%	72%	61%		53%

See footnote summary on page 47.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.48		$ 7.86	$ 7.70	$ 8.71	$ 8.59		$ 6.43

Income From Investment Operations
Net investment income (loss)(a)	.09		(.04)	.00 (e)	.01	.00	(e)	.06	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59		2.68	.34	(.65)	.15		2.10

Net increase (decrease) in net asset value from operations	.68		2.64	.34	(.64)	.15		2.16

Less: Dividends
Dividends from net investment income	(.03)		(.02)	(.18)	(.37)	(.03)		– 0	–

Net asset value, end of period	$ 11.13		$ 10.48	$ 7.86	$ 7.70	$ 8.71		$ 8.59

Total Return
Total investment return based on net asset value(c)	6.52	%*	33.62%*	4.58%	(7.99)%*	1.69	%*	33.59	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,151		$1,329	$1,512	$2,201	$3,581		$5,556
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.90	%^	2.94%	2.96%	2.42%	2.38	%+	2.29%
Expenses, before waivers/reimbursements(d)	2.90	%^	2.94%	2.96%	2.42%	2.38	%+	2.31%
Net investment income (loss)	1.78	%^	(.46)%	.02%	.13%	.03	%+	.90	%(b)
Portfolio turnover rate	30%		66%	52%	72%	61%		53%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.53		$ 7.89	$ 7.74	$ 8.75	$ 8.62		$ 6.45

Income From Investment Operations
Net investment income (loss)(a)	.10		(.04)	.01	.02	.01		.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58		2.71	.33	(.66)	.15		2.10

Net increase (decrease) in net asset value from operations	.68		2.67	.34	(.64)	.16		2.17

Less: Dividends
Dividends from net investment income	(.07)		(.03)	(.19)	(.37)	(.03)		– 0	–

Net asset value, end of period	$ 11.14		$ 10.53	$ 7.89	$ 7.74	$ 8.75		$ 8.62

Total Return
Total investment return based on net asset value(c)	6.45	%*	33.88%*	4.58%	(7.95)%*	1.80	%*	33.64	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,853		$3,845	$3,012	$4,337	$6,355		$7,769
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.90	%^	2.91%	2.89%	2.35%	2.32	%+	2.23%
Expenses, before waivers/reimbursements(d)	2.90	%^	2.91%	2.89%	2.35%	2.32	%+	2.24%
Net investment income (loss)	1.86	%^	(.43)%	.12%	.22%	.12	%+	.94	%(b)
Portfolio turnover rate	30%		66%	52%	72%	61%		53%

See footnote summary on page 47.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.89		$ 8.18	$ 8.04	$ 9.09	$ 8.95		$ 6.63

Income From Investment Operations
Net investment income(a)	.15		.06	.09	.11	.10		.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		2.77	.35	(.68)	.16		2.18

Net increase (decrease) in net asset value from operations	.75		2.83	.44	(.57)	.26		2.32

Less: Dividends
Dividends from net investment income	(.15)		(.12)	(.30)	(.48)	(.12)		– 0	–

Net asset value, end of period	$ 11.49		$ 10.89	$ 8.18	$ 8.04	$ 9.09		$ 8.95

Total Return
Total investment return based on net asset value(c)	7.00	%*	35.07%*	5.72%	(7.01)%*	2.90	%*	34.99	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,271		$21,740	$19,788	$37,161	$62,660		$96,246
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.90	%^	1.89%	1.85%	1.32%	1.29	%+	1.19%
Expenses, before waivers/reimbursements(d)	1.90	%^	1.89%	1.85%	1.32%	1.29	%+	1.19%
Net investment income	2.79	%^	.58%	1.13%	1.24%	1.13	%+	1.99	%(b)
Portfolio turnover rate	30%		66%	52%	72%	61%		53%
See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.68		$ 8.01	$ 7.88	$ 8.87	$ 8.75		$ 6.51

Income From Investment Operations
Net investment income(a)	.12		.00 (e)	.05	.05	.05		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58		2.74	.33	(.66)	.14		2.13

Net increase (decrease) in net asset value from operations	.70		2.74	.38	(.61)	.19		2.24

Less: Dividends
Dividends from net investment income	(.09)		(.07)	(.25)	(.38)	(.07)		– 0	–

Net asset value, end of period	$ 11.29		$ 10.68	$ 8.01	$ 7.88	$ 8.87		$ 8.75

Total Return
Total investment return based on net asset value(c)	6.65	%*	34.45%*	4.97%	(7.45)%*	2.22	%*	34.41	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$797		$782	$708	$1,128	$1,720		$3,147
Ratio to average net assets of:
Expenses(d)	2.50	%^	2.45%	2.35%	1.94%	1.85	%+	1.69%
Net investment income	2.18	%^	.02%	.69%	.62%	.60	%+	1.56%
Portfolio turnover rate	30%		66%	52%	72%	61%		53%

See footnote summary on page 47.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.72		$ 8.06	$ 7.91	$ 8.95	$ 8.84		$ 6.56

Income From Investment Operations
Net investment income(a)	.13		.03	.07	.08	.08		.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		2.74	.34	(.67)	.14		2.15

Net increase (decrease) in net asset value from operations	.73		2.77	.41	(.59)	.22		2.28

Less: Dividends
Dividends from net investment income	(.13)		(.11)	(.26)	(.45)	(.11)		– 0	–

Net asset value, end of period	$ 11.32		$ 10.72	$ 8.06	$ 7.91	$ 8.95		$ 8.84

Total Return
Total investment return based on net asset value(c)	6.88	%*	34.73%*	5.39%	(7.24)%*	2.47	%*	34.76	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,685		$1,670	$989	$1,038	$1,565		$1,167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.19	%^	2.16%	2.11%	1.67%	1.58	%+	1.43%
Expenses, before waivers/reimbursements(d)	2.19	%^	2.16%	2.11%	1.67%	1.58	%+	1.43%
Net investment income	2.39	%^	.34%	.91%	.89%	.90	%+	1.78	%(b)
Portfolio turnover rate	30%		66%	52%	72%	61%		53%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.88		$ 8.15	$ 8.02	$ 9.08	$ 8.94		$ 6.61

Income From Investment Operations
Net investment income(a)	.15		.06	.10	.12	.11		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61		2.78	.34	(.69)	.16		2.19

Net increase (decrease) in net asset value from operations	.76		2.84	.44	(.57)	.27		2.33

Less: Dividends
Dividends from net investment income	(.16)		(.11)	(.31)	(.49)	(.13)		– 0	–

Net asset value, end of period	$ 11.48		$ 10.88	$ 8.15	$ 8.02	$ 9.08		$ 8.94

Total Return
Total investment return based on net asset value(c)	7.06	%*	35.16%*	5.82%	(6.96)%*	3.04	%*	35.25	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$904		$961	$981	$23,994	$22,265		$33,910
Ratio to average net assets of:
Expenses(d)	1.85	%^	1.84%	1.43%	1.25%	1.15	%+	1.06%
Net investment income	2.83	%^	.65%	1.16%	1.37%	1.26	%+	1.98%
Portfolio turnover rate	30%		66%	52%	72%	61%		53%

See footnote summary on page 47.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	For the year ended November 30, 2012, the expense ratios excluding interest expense would have been 2.15%, 2.95%, 2.88%, 1.85%, 2.34%, 2.10% and 1.43%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2014 and years ended November 30, 2013, November 30, 2011, November 30, 2010 and November 30, 2009 by 0.03%, 0.55%, 0.01%, 0.03% and 0.01%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Kevin F. Simms(2), Senior Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on May 6-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was 1st out of 4 of the Performance Group and in the 1st quintile of the Performance Universe for the 1-year period, 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period, 2nd out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 5-year period, and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The trustees noted the small number of other funds in the Performance Group. The Fund outperformed the Index in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Fund’s recent performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The trustees noted that the administrative expense reimbursement was 11.3 basis points in the Fund’s latest fiscal year, and as a result the rate of compensation received by the Adviser from the Fund pursuant to the Advisory Agreement was higher than the Expense Group median.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Fund’s small asset base of approximately $47 million impacted the Fund’s expense ratio. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 03/31/14 ($MIL)
Global Value Fund	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$46.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $48,627 (0.113% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.89 2.19 2.94 2.91 2.45 2.16 1.84	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$46.6	Global Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum account size: $25m	0.707%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg	Fee[7]
Global Value Fund	Global Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Fund’s contractual management

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Global Value Fund[12]	0.750	0.850	3/11

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.13

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Value Fund[15]	2.193	1.500	11/11	1.425	26/26

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	The Fund’s EG includes the Fund, three other Global Multi-Cap Value Funds (“GMLV”) and seven Global Multi-Cap Core Funds (“GMLC”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

15	The Fund’s EU includes the Fund, EG and all other GMLV and GMLC, excluding outliers.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

During the Fund’s most recently completed fiscal year, ABI received from the Fund $614, $98,894 and $964 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $32,323 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2014.21

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

20	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

21	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	25.93	21.74	21.72	1/4	2/13
3 year	5.66	7.19	9.76	4/4	10/11
5 year	18.63	18.63	18.65	2/3	6/10
10 year	3.82	6.18	6.31	3/3	7/7

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2014 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Value Fund	25.93	5.66	18.63	3.82	4.13	20.05	0.21	10
MSCI World Index (Net)	21.68	9.81	19.98	6.75	5.62	16.02	0.39	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

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Equity Income Fund

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Value Fund

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Fixed Income

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Tax-Aware Fixed Income Portfolio

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Arizona Portfolio

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Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

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Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

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Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

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Retirement Strategies

2000 Retirement Strategy

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Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0514

SEMI-ANNUAL REPORT

AllianceBernstein

Discovery Value Fund

May 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 14, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Discovery Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended May 31, 2014. The inception date for Class Z shares was October 15, 2013; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

All share classes of the Fund outperformed the benchmark for both periods. During the six-month period, security selection was the primary source of outperformance, particularly in the technology, financials and capital equipment sectors. Sector selection was negative overall, with underweights in the energy and utilities sectors and an overweight in technology detracting. During the 12-month period, performance was driven by positive security selection in the financials, energy and technology sectors. An underweight in the consumer growth sector and an overweight in housing-related stocks detracted.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	1

The Fund did not employ derivatives during either period.

Market Review and Investment Strategy

U.S. equities rose during both periods, driven by macroeconomic improvements in key developed countries and the accommodative monetary policies of major central banks. Despite some worries of how and when the U.S. Federal Reserve (the “Fed”) would rein in its asset purchase programs, stocks continued to rise after the Fed announced plans to taper the program by $10 billion a month in December 2013. The Fed’s monetary policy has continued to drive stock market behavior in 2014. Mixed domestic economic data led to expectations that the Fed would keep short-term interest rates near zero for the foreseeable future.

However, investors remained wary of U.S. stock markets, fearing that they had grown expensive, while signs of growth in the U.S. were offset by new pressures in emerging markets and Japan.

The current economic climate has allowed the Discovery Value Senior Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. As the economy continues to grow, the Fund’s emphasis continues to be at the stock-specific level, where the trend is focused on what the Team considers to be attractively-valued companies with solid balance sheets and strong free cash flow.

2	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Value Index and the unmanaged Russell 2500™ Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Discovery Value Fund
Class A	6.49%	19.62%

Class B*	6.44%	19.56%

Class C	6.12%	18.80%

Advisor Class†	6.65%	20.01%

Class R†	6.30%	19.27%

Class K†	6.47%	19.61%

Class I†	6.66%	20.04%

Class Z†	6.65%	11.95%	‡

Russell 2500 Value Index	5.87%	18.54%

Russell 2500 Index	3.68%	18.53%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡      Since inception on 10/15/2013.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	19.62%	14.55%
5 Years	20.16%	19.12%
10 Years	10.10%	9.63%

Class B Shares
1 Year	19.56%	15.56%
5 Years	20.01%	20.01%
10 Years(a)	9.79%	9.79%

Class C Shares
1 Year	18.80%	17.80%
5 Years	19.31%	19.31%
10 Years	9.33%	9.33%

Advisor Class Shares*
1 Year	20.01%	20.01%
5 Years	20.50%	20.50%
10 Years	10.43%	10.43%

Class R Shares*
1 Year	19.27%	19.27%
5 Years	19.86%	19.86%
10 Years	9.90%	9.90%

Class K Shares*
1 Year	19.61%	19.61%
5 Years	20.18%	20.18%
Since Inception†	9.10%	9.10%

Class I Shares*
1 Year	20.04%	20.04%
5 Years	20.54%	20.54%
Since Inception†	9.39%	9.39%

Class Z Shares*
Since Inception†	11.95%	11.95%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.22%, 1.94%, 1.93%, 0.93%, 1.54%, 1.23%, 0.89% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

†	Inception dates: 3/1/2005 for Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	21.23%
5 Years	20.70%
10 Years	9.61%

Class B Shares
1 Year	22.55%
5 Years	21.59%
10 Years(a)	9.78%

Class C Shares
1 Year	24.70%
5 Years	20.86%
10 Years	9.30%

Advisor Class Shares*
1 Year	26.97%
5 Years	22.08%
10 Years	10.41%

Class R Shares*
1 Year	26.19%
5 Years	21.43%
10 Years	9.86%

Class K Shares*
1 Year	26.56%
5 Years	21.75%
Since Inception†	9.50%

Class I Shares*
1 Year	27.03%
5 Years	22.12%
Since Inception†	9.80%

Class Z Shares*
Since Inception†	16.72%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

†	Inception dates: 3/1/2005 for Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,064.90	$6.23	1.21%
Hypothetical**	$1,000	$1,018.90	$6.09	1.21%
Class B
Actual	$1,000	$1,064.40	$6.59	1.28%
Hypothetical**	$1,000	$1,018.55	$6.44	1.28%
Class C
Actual	$1,000	$1,061.20	$9.87	1.92%
Hypothetical**	$1,000	$1,015.36	$9.65	1.92%
Advisor Class
Actual	$1,000	$1,066.50	$4.69	0.91%
Hypothetical**	$1,000	$1,020.39	$4.58	0.91%
Class R
Actual	$1,000	$1,063.00	$7.92	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%
Class K
Actual	$1,000	$1,064.70	$6.33	1.23%
Hypothetical**	$1,000	$1,018.80	$6.19	1.23%
Class I
Actual	$1,000	$1,066.60	$4.64	0.90%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%
Class Z
Actual	$1,000	$1,066.50	$4.17	0.81%
Hypothetical**	$1,000	$1,020.89	$4.08	0.81%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,383.7

TEN LARGEST HOLDINGS†

May 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Genworth Financial, Inc. – Class A	$37,437,635	1.6%
Aspen Insurance Holdings Ltd.	36,524,276	1.5
Lear Corp.	34,615,097	1.5
Gannett Co., Inc.	34,377,342	1.5
Office Depot, Inc.	34,051,840	1.4
Arrow Electronics, Inc.	33,943,121	1.4
Tenneco, Inc.	33,807,900	1.4
Vishay Intertechnology, Inc.	33,508,679	1.4
American Financial Group, Inc./OH	33,361,835	1.4
Avnet, Inc.	32,995,125	1.4
	$344,622,850	14.5%

*	All data are as of May 31, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 29.3%
Capital Markets – 0.9%
E*Trade Financial Corp.(a)	1,060,900	$21,610,533

Commercial Banks – 8.9%
Associated Banc-Corp	1,220,115	21,022,581
Comerica, Inc.	648,250	31,096,553
First Niagara Financial Group, Inc.	2,782,530	23,957,583
Huntington Bancshares, Inc./OH	3,169,380	29,380,153
PacWest Bancorp	412,949	16,691,399
Popular, Inc.(a)	893,179	26,956,142
Susquehanna Bancshares, Inc.	1,538,553	15,200,904
Webster Financial Corp.	608,470	18,205,422
Zions Bancorporation	1,007,029	28,790,959

		211,301,696

Insurance – 10.2%
American Financial Group, Inc./OH	571,460	33,361,835
Aspen Insurance Holdings Ltd.	794,870	36,524,276
Assurant, Inc.	35,290	2,393,015
CNO Financial Group, Inc.	1,507,940	24,323,072
Genworth Financial, Inc. – Class A(a)	2,203,510	37,437,635
PartnerRe Ltd.	275,340	29,563,256
Reinsurance Group of America, Inc. – Class A	273,210	21,354,094
Unum Group	775,370	26,292,797
Validus Holdings Ltd.	834,550	31,153,751

		242,403,731

Real Estate Investment Trusts (REITs) – 9.2%
BioMed Realty Trust, Inc.	873,131	18,946,943
Camden Property Trust	281,430	19,767,643
DDR Corp.	1,618,630	28,018,485
DiamondRock Hospitality Co.	2,243,820	27,868,244
LTC Properties, Inc.	731,130	29,055,106
Medical Properties Trust, Inc.	2,166,640	29,292,973
Mid-America Apartment Communities, Inc.	320,670	23,200,474
Parkway Properties, Inc./MD	1,349,570	26,950,913
STAG Industrial, Inc.	737,990	17,674,861

		220,775,642

Thrifts & Mortgage Finance – 0.1%
Essent Group Ltd.(a)	159,840	3,188,808

		699,280,410

Information Technology – 20.6%
Communications Equipment – 2.0%
Brocade Communications Systems, Inc.(a)	1,810,720	16,513,766
Harris Corp.	392,750	30,339,938

		46,853,704

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 0.9%
NCR Corp.(a)	654,700	$21,382,502

Electronic Equipment, Instruments & Components – 9.3%
Anixter International, Inc.	215,060	22,151,180
Arrow Electronics, Inc.(a)	588,269	33,943,121
Avnet, Inc.	757,290	32,995,125
CDW Corp./DE	1,111,390	32,685,980
Insight Enterprises, Inc.(a)	777,603	21,135,249
Jabil Circuit, Inc.	1,560,480	29,368,234
TTM Technologies, Inc.(a)	2,071,780	15,538,350
Vishay Intertechnology, Inc.	2,245,890	33,508,679

		221,325,918

IT Services – 3.5%
Amdocs Ltd.	599,380	28,842,166
Booz Allen Hamilton Holding Corp.	702,610	15,548,759
Convergys Corp.	757,352	16,525,421
Genpact Ltd.(a)	1,342,440	22,620,114

		83,536,460

Semiconductors & Semiconductor Equipment – 3.6%
Entegris, Inc.(a)	1,742,619	19,987,840
Lam Research Corp.(a)	527,270	32,711,831
MKS Instruments, Inc.	353,776	10,206,437
Teradyne, Inc.	1,321,800	23,528,040

		86,434,148

Software – 1.3%
Electronic Arts, Inc.(a)	924,690	32,484,360

		492,017,092

Consumer Discretionary – 16.4%
Auto Components – 5.5%
Dana Holding Corp.	1,439,330	31,866,766
Lear Corp.	393,130	34,615,097
Tenneco, Inc.(a)	530,320	33,807,900
TRW Automotive Holdings Corp.(a)	372,220	31,590,311

		131,880,074

Automobiles – 1.0%
Thor Industries, Inc.	376,130	22,567,800

Hotels, Restaurants & Leisure – 1.5%
Bloomin’ Brands, Inc.(a)	715,245	14,905,706
DineEquity, Inc.	259,760	20,622,346

		35,528,052

Household Durables – 3.1%
Helen of Troy Ltd.(a)	375,130	21,742,535
Meritage Homes Corp.(a)	712,318	28,571,075
PulteGroup, Inc.	1,253,280	24,514,156

		74,827,766

10	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 1.8%
Gannett Co., Inc.	1,237,040	$34,377,342
Regal Entertainment Group – Class A	388,030	7,570,465

		41,947,807

Specialty Retail – 3.5%
Children’s Place Retail Stores, Inc. (The)	538,090	26,032,794
GameStop Corp. – Class A(b)	621,070	23,507,500
Office Depot, Inc.(a)	6,650,750	34,051,840

		83,592,134

		390,343,633

Industrials – 10.8%
Commercial Services & Supplies – 0.2%
Steelcase, Inc. – Class A	293,843	4,816,087

Construction & Engineering – 3.7%
Aecom Technology Corp.(a)	712,330	22,894,286
Granite Construction, Inc.	464,600	16,502,592
Tutor Perini Corp.(a)	957,460	29,327,000
URS Corp.	458,410	20,628,450

		89,352,328

Electrical Equipment – 1.0%
General Cable Corp.	918,200	23,414,100

Machinery – 2.6%
ITT Corp.	327,430	14,302,142
Kennametal, Inc.	503,730	22,687,999
Terex Corp.	641,360	24,666,706

		61,656,847

Road & Rail – 2.4%
Con-way, Inc.	570,801	26,376,715
Ryder System, Inc.	356,480	30,938,899

		57,315,614

Trading Companies & Distributors – 0.9%
WESCO International, Inc.(a)	251,060	21,445,545

		258,000,521

Utilities – 6.2%
Electric Utilities – 2.6%
PNM Resources, Inc.	1,090,113	31,024,616
Westar Energy, Inc.	865,120	31,187,576

		62,212,192

Gas Utilities – 3.6%
Atmos Energy Corp.	519,490	26,026,449
Southwest Gas Corp.	513,740	26,899,426
UGI Corp.	642,365	31,263,905

		84,189,780

		146,401,972

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.6%
Chemicals – 1.3%
Huntsman Corp.	1,134,020	$30,266,994

Containers & Packaging – 2.1%
Avery Dennison Corp.	490,220	24,854,154
Graphic Packaging Holding Co.(a)	2,433,520	26,744,385

		51,598,539

Metals & Mining – 2.2%
Commercial Metals Co.	1,329,554	23,599,583
Steel Dynamics, Inc.	1,644,870	28,406,905

		52,006,488

		133,872,021

Energy – 4.5%
Oil, Gas & Consumable Fuels – 4.5%
Bill Barrett Corp.(a)	1,192,330	29,808,250
Cimarex Energy Co.	134,880	17,417,054
Rosetta Resources, Inc.(a)	637,890	30,063,756
Stone Energy Corp.(a)	660,900	29,337,351

		106,626,411

Health Care – 4.1%
Biotechnology – 0.4%
Theravance, Inc.(a)(b)	375,420	10,755,783

Health Care Providers & Services – 3.7%
Health Net, Inc./CA(a)	823,850	32,937,523
LifePoint Hospitals, Inc.(a)	455,617	27,901,985
Molina Healthcare, Inc.(a)	609,830	26,277,575

		87,117,083

		97,872,866

Consumer Staples – 1.3%
Food Products – 1.3%
Dean Foods Co.	1,794,340	31,185,629

Total Common Stocks (cost $1,876,407,246)		2,355,600,555

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $38,521,611)	38,521,611	38,521,611

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $1,914,928,857)		2,394,122,166

12	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $11,765,460)	11,765,460	$11,765,460

Total Investments – 100.9% (cost $1,926,694,317)		2,405,887,626
Other assets less liabilities – (0.9)%		(22,227,186)

Net Assets – 100.0%		$2,383,660,440

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,876,407,246)	$2,355,600,555	(a)
Affiliated issuers (cost $50,287,071—including investment of cash collateral for securities loaned of $11,765,460)	50,287,071
Cash	4,350
Receivable for investment securities sold	14,305,171
Receivable for shares of beneficial interest sold	3,477,717
Dividends and interest receivable	1,791,298

Total assets	2,425,466,162

Liabilities
Payable for investment securities purchased	23,780,574
Payable for collateral received on securities loaned	11,765,460
Payable for shares of beneficial interest redeemed	3,751,610
Advisory fee payable	1,547,710
Distribution fee payable	421,655
Transfer Agent fee payable	123,016
Administrative fee payable	22,056
Accrued expenses	393,641

Total liabilities	41,805,722

Net Assets	$2,383,660,440

Composition of Net Assets
Paid-in capital	$1,725,141,051
Undistributed net investment income	2,766,484
Accumulated net realized gain on investment transactions	176,559,596
Net unrealized appreciation on investments	479,193,309

	$2,383,660,440

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$711,227,095	32,081,866	$22.17	*

B	$14,065,911	665,656	$21.13

C	$177,600,096	8,652,010	$20.53

Advisor	$914,359,508	40,521,141	$22.56

R	$145,540,289	6,670,779	$21.82

K	$71,803,480	3,272,251	$21.94

I	$306,816,763	13,910,381	$22.06

Z	$42,247,298	1,916,576	$22.04

(a)	Includes securities on loan with a value of $11,520,353 (see Note E).

*	The maximum offering price per share for Class A shares was $23.15 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$19,568,361
Affiliated issuers	20,110
Securities lending income	76,053	$19,664,524

Expenses
Advisory fee (see Note B)	8,771,077
Distribution fee—Class A	1,070,273
Distribution fee—Class B	77,748
Distribution fee—Class C	868,080
Distribution fee—Class R	357,565
Distribution fee—Class K	87,639
Transfer agency—Class A	459,261
Transfer agency—Class B	11,217
Transfer agency—Class C	113,800
Transfer agency—Advisor Class	568,023
Transfer agency—Class R	185,934
Transfer agency—Class K	70,111
Transfer agency—Class I	183,607
Transfer agency—Class Z	2,931
Custodian	114,421
Registration fees	84,638
Printing	75,721
Trustees’ fees	27,066
Administrative	25,672
Audit	21,217
Legal	20,679
Miscellaneous	25,591

Total expenses	13,222,271
Less: expenses waived and reimbursed by the Distributor (see Note C)	(50,536)

Net expenses		13,171,735

Net investment income		6,492,789

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		184,198,079
Net change in unrealized appreciation/depreciation of investments		(43,575,404)

Net gain on investment transactions		140,622,675

Net Increase in Net Assets from Operations		$147,115,464

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,492,789	$7,084,639
Net realized gain on investment transactions	184,198,079	229,069,539
Net change in unrealized appreciation/depreciation of investments	(43,575,404)	399,165,320

Net increase in net assets from operations	147,115,464	635,319,498
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,530,379)	(1,777,694)
Class B	(12,982)	(44,694)
Advisor Class	(4,021,751)	(4,124,876)
Class R	– 0	–	(217,613)
Class K	(155,203)	(212,814)
Class I	(1,691,911)	(1,145,018)
Class Z	(84,959)	– 0	–
Net realized gain on investment transactions
Class A	(63,229,483)	(24,591,405)
Class B	(1,536,540)	(1,059,878)
Class C	(16,139,607)	(6,560,673)
Advisor Class	(75,983,455)	(28,770,253)
Class R	(12,808,686)	(6,450,670)
Class K	(6,208,421)	(2,419,668)
Class I	(29,071,689)	(7,542,577)
Class Z	(1,292,107)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase	88,690,745	169,299,277

Total increase	22,039,036	719,700,942
Net Assets
Beginning of period	2,361,621,404	1,641,920,462

End of period (including undistributed net investment income of $2,766,484 and $3,770,880, respectively)	$2,383,660,440	$2,361,621,404

See notes to financial statements.

16	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Discovery Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	17

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because

18	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2014:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,355,600,555		$	– 0	–	$	– 0	–	$2,355,600,555
Short-Term Investments	38,521,611			– 0	–		– 0	–	38,521,611
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,765,460			– 0	–		– 0	–	11,765,460

Total Investments in Securities	2,405,887,626			– 0	–		– 0	–	2,405,887,626
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$2,405,887,626		$	– 0	–	$	– 0	–	$2,405,887,626

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

20	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	21

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2014, the reimbursement for such services amounted to $25,672.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $461,003 for the six months ended May 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,384

22	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

from the sale of Class A shares and received $6,406, $494 and $3,593 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)	Dividend Income (000)
$ 86,883	$335,272	$383,633	$38,522	$12

Brokerage commissions paid on investment transactions for the six months ended May 31, 2014 amounted to $1,528,915, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. For the period June 1, 2011 through July 31, 2012, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of average daily net assets attributable to Class B shares. As of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	23

Notes to Financial Statements

the six months ended May 31, 2014, such waiver amounted to $50,536. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $159,019, $2,892,664, $1,594,635 and $521,857 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$630,490,830		$687,411,385
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$519,349,559
Gross unrealized depreciation	(40,156,250)

Net unrealized appreciation	$479,193,309

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures,

24	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2014, the Fund had securities on loan with a value of $11,520,353 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $11,765,460. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $76,053 and $8,077 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	25

Notes to Financial Statements

the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)
$ 41,140	$243,649	$273,024	$11,765

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014, (unaudited)	Year Ended November 30, 2013

Class A
Shares sold	3,146,388	10,110,962	$67,621,602	$200,107,756

Shares issued in reinvestment of dividends and distributions	2,874,483	1,416,728	60,134,097	24,495,229

Shares converted from Class B	152,486	411,288	3,282,755	8,058,093

Shares redeemed	(6,050,453)	(10,040,858)	(130,088,665)	(200,008,734)

Net increase	122,904	1,898,120	$949,789	$32,652,344

Class B
Shares sold	11,200	33,424	$230,535	$635,169

Shares issued in reinvestment of dividends and distributions	73,461	63,240	1,465,644	1,045,983

Shares converted to Class A	(159,876)	(430,018)	(3,282,755)	(8,058,093)

Shares redeemed	(52,776)	(166,020)	(1,081,274)	(3,108,402)

Net decrease	(127,991)	(499,374)	$(2,667,850)	$(9,485,343)

Class C
Shares sold	601,521	1,235,106	$12,046,392	$23,553,503

Shares issued in reinvestment of distributions	762,145	369,381	14,808,474	6,002,438

Shares redeemed	(729,546)	(1,620,212)	(14,615,452)	(29,904,404)

Net increase (decrease)	634,120	(15,725)	$12,239,414	$(348,463)

26	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013		Six Months Ended May 31, 2014, (unaudited)	Year Ended November 30, 2013

Advisor Class
Shares sold	3,951,322	10,564,750		$86,108,827	$214,589,772

Shares issued in reinvestment of dividends and distributions	1,994,476	1,739,833		42,422,497	30,516,679

Shares redeemed	(3,932,535)	(8,864,445)		(86,708,026)	(179,549,813)

Net increase	2,013,263	3,440,138		$41,823,298	$65,556,638

Class R
Shares sold	745,363	1,975,806		$15,858,807	$38,715,477

Shares issued in reinvestment of dividends and distributions	621,078	390,394		12,806,632	6,667,933

Shares redeemed	(1,125,931)	(3,785,403)		(23,907,290)	(74,278,005)

Net increase (decrease)	240,510	(1,419,203)		$4,758,149	$(28,894,595)

Class K
Shares sold	330,135	974,895		$6,994,313	$19,417,741

Shares issued in reinvestment of dividends and distributions	307,273	153,677		6,363,618	2,632,480

Shares redeemed	(470,411)	(968,625)		(9,945,533)	(19,064,095)

Net increase	166,997	159,947		$3,412,398	$2,986,126

Class I
Shares sold	1,643,522	9,362,515		$34,903,321	$181,807,891

Shares issued in reinvestment of dividends and distributions	1,478,205	503,222		30,731,883	8,643,801

Shares redeemed	(3,729,805)	(4,545,168)		(78,984,388)	(83,629,122)

Net increase (decrease)	(608,078)	5,320,569		$(13,349,184)	$106,822,570

Class Z*
Shares sold	1,927,250	460.40		$41,827,702	$10,000

Shares issued in reinvestment of dividends and distributions	66,253	– 0	–	1,376,078	– 0	–

Shares redeemed	(77,387)	– 0	–	(1,679,049)	– 0	–

Net increase	1,916,116	460.40		$41,524,731	$10,000

*	Commenced distribution on October 15, 2013.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	27

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2014.

28	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$37,516,975	$3,229,152
Net long-term capital gains	47,400,858	77,952,113

Total taxable distributions	$84,917,833	$81,181,265

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$60,519,545
Undistributed capital gain	149,432,667
Unrealized appreciation/(depreciation)	515,218,886	(a)

Total accumulated earnings/(deficit)	$725,171,098

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2013, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
		2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 22.87	$ 17.40	$ 16.11		$ 16.38		$ 13.13		$ 9.18

Income From Investment Operations
Net investment income(a)	.05	.05	.06	(b)	.03	(b)	.02	(b)	.05	(b)
Net realized and unrealized gain (loss) on investment transactions	1.31	6.31	2.18		(.29)		3.27		3.99

Net increase (decrease) in net asset value from operations	1.36	6.36	2.24		(.26)		3.29		4.04

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.06)	(.03)		(.01)		(.04)		(.09)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.06)	(.89)	(.95)		(.01)		(.04)		(.09)

Net asset value, end of period	$ 22.17	$ 22.87	$ 17.40		$ 16.11		$ 16.38		$ 13.13

Total Return
Total investment return based on net asset value(c)	6.49%	38.20%	14.71%		(1.57)%		25.11%		44.38	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$711,227	$730,909	$523,130		$553,923		$555,971		$411,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21%^	1.22%	1.25%		1.15%		1.15	%+	1.15%
Expenses, before waivers/reimbursements	1.21%^	1.22%	1.28%		1.27%		1.33	%+	1.37%
Net investment income	.47%^	.27%	.35	%(b)	.15	%(b)	.17	%(b)+	.50	%(b)
Portfolio turnover rate	27%	56%	63%		72%		57%		64%

See footnote summary on page 37.

30	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 21.87	$ 16.66	$ 15.47	$ 15.75	$ 12.65	$ 8.86

Income From Investment Operations
Net investment income (loss)(a)(d)	.04	.05	.04	(.00	)(e)	(.01)	.03
Net realized and unrealized gain (loss) on investment transactions	1.25	6.03	2.08	(.27)	3.15	3.84

Net increase (decrease) in net asset value from operations	1.29	6.08	2.12	(.27)	3.14	3.87

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.04)	(.01)	(.01)	(.04)	(.08)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.03)	(.87)	(.93)	(.01)	(.04)	(.08)

Net asset value, end of period	$ 21.13	$ 21.87	$ 16.66	$ 15.47	$ 15.75	$ 12.65

Total Return
Total investment return based on net asset value(c)	6.44%	38.14%	14.57%	(1.71)%	24.90%	44.11	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,066	$17,356	$21,546	$30,972	$47,532	$68,527
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%^	1.29%	1.36%	1.30%	1.31	%+	1.36%
Expenses, before waivers/reimbursements	1.93	%^	1.94%	2.04%	2.03%	2.09	%+	2.16%
Net investment income (loss)(d)	.42	%^	.25%	.24%	(.01)%	(.03	)%+	.33%
Portfolio turnover rate	27%	56%	63%	72%	57%	64%

See footnote summary on page 37.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
		2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 21.35	$ 16.35	$ 15.28		$ 15.63		$ 12.58		$ 8.77

Income From Investment Operations
Net investment loss(a)	(.02)	(.08)	(.06	)(b)	(.09	)(b)	(.08	)(b)	(.02	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.21	5.91	2.05		(.26)		3.13		3.83

Net increase (decrease) in net asset value from operations	1.19	5.83	1.99		(.35)		3.05		3.81

Less: Distributions
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 20.53	$ 21.35	$ 16.35		$ 15.28		$ 15.63		$ 12.58

Total Return
Total investment return based on net asset value(c)	6.12%	37.25%	13.84%		(2.24)%		24.24%		43.44	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$177,600	$171,167	$131,370		$137,491		$145,004		$115,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.92%^	1.93%	1.96%		1.85%		1.85	%+	1.85%
Expenses, before waivers/reimbursements	1.92%^	1.93%	2.00%		1.99%		2.05	%+	2.11%
Net investment loss	(.24 )%^	(.42)%	(.36	)%(b)	(.56	)%(b)	(.53	)%(b)+	(.19	)%(b)
Portfolio turnover rate	27%	56%	63%		72%		57%		64%

See	footnote summary on page 37.

32	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
		2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 23.27	$ 17.70	$ 16.37		$ 16.63		$ 13.32		$ 9.33

Income From Investment Operations
Net investment income(a)	.09	.12	.11	(b)	.08	(b)	.07	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	1.32	6.40	2.21		(.28)		3.31		4.04

Net increase (decrease) in net asset value from operations	1.41	6.52	2.32		(.20)		3.38		4.12

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.12)	(.07)		(.06)		(.07)		(.13)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.12)	(.95)	(.99)		(.06)		(.07)		(.13)

Net asset value, end of period	$ 22.56	$ 23.27	$ 17.70		$ 16.37		$ 16.63		$ 13.32

Total Return
Total investment return based on net asset value(c)	6.65%	38.58%	15.06%		(1.23)%		25.50%		44.78	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$914,360	$895,950	$620,539		$296,244		$238,840		$182,777
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%^	.93%	.96%		.85%		.85	%+	.85%
Expenses, before waivers/reimbursements	.91%^	.93%	.98%		.97%		1.03	%+	1.06%
Net investment income	.77%^	.58%	.63	%(b)	.46	%(b)	.46	%(b)+	.77	%(b)
Portfolio turnover rate	27%	56%	63%		72%		57%		64%

See	footnote summary on page 37.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 22.53		$ 17.17		$ 15.93		$ 16.21		$ 13.01		$ 9.10

Income From Investment Operations
Net investment income (loss)(a)	.02		(.00	)(e)	.02	(b)	(.01	)(b)	(.00	)(b)(e)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	1.28		6.22		2.14		(.27)		3.23		3.96

Net increase (decrease) in net asset value from operations	1.30		6.22		2.16		(.28)		3.23		3.99

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)		– 0	–	– 0	–	(.03)		(.08)
Distributions from net realized gain on investment transactions	(2.01)		(.83)		(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.01)		(.86)		(.92)		– 0	–	(.03)		(.08)

Net asset value, end of period	$ 21.82		$ 22.53		$ 17.17		$ 15.93		$ 16.21		$ 13.01

Total Return
Total investment return based on net asset value(c)	6.30%		37.81%		14.37%		(1.73)%		24.85%		44.19	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145,540		$144,845		$134,801		$108,078		$91,714		$55,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54	%^	1.54%		1.51%		1.35%		1.35	%+	1.35%
Expenses, before waivers/reimbursements	1.54	%^	1.54%		1.56%		1.56%		1.60	%+	1.58%
Net investment income (loss)	.14	%^	(.01)%		.10	%(b)	(.04	)%(b)	(.02	)%(b)+	.27	%(b)
Portfolio turnover rate	27%		56%		63%		72%		57%		64%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
		2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 22.66	$ 17.27	$ 16.00		$ 16.27		$ 13.05		$ 9.14

Income From Investment Operations
Net investment income(a)	.05	.05	.06	(b)	.03	(b)	.03	(b)	.05	(b)
Net realized and unrealized gain (loss) on investment transactions	1.29	6.24	2.16		(.27)		3.25		3.97

Net increase (decrease) in net asset value from operations	1.34	6.29	2.22		(.24)		3.28		4.02

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.07)	(.03)		(.03)		(.06)		(.11)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.06)	(.90)	(.95)		(.03)		(.06)		(.11)

Net asset value, end of period	$ 21.94	$ 22.66	$ 17.27		$ 16.00		$ 16.27		$ 13.05

Total Return
Total investment return based on net asset value(c)	6.47%	38.13%	14.75%		(1.50)%		25.20%		44.51	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,803	$70,370	$50,852		$38,947		$41,265		$24,411
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%^	1.23%	1.22%		1.10%		1.10	%+	1.10%
Expenses, before waivers/reimbursements	1.23%^	1.23%	1.25%		1.25%		1.30	%+	1.26%
Net investment income	.45%^	.26%	.39	%(b)	.19	%(b)	.23	%+(b)	.50	%(b)
Portfolio turnover rate	27%	56%	63%		72%		57%		64%

See footnote summary on page 37.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
		2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 22.80	$ 17.36	$ 16.08		$ 16.35		$ 13.11		$ 9.20

Income From Investment Operations
Net investment income(a)	.09	.12	.12	(b)	.08	(b)	.07	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	1.30	6.28	2.16		(.27)		3.26		3.98

Net increase (decrease) in net asset value from operations	1.39	6.40	2.28		(.19)		3.33		4.06

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.13)	(.08)		(.08)		(.09)		(.15)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.13)	(.96)	(1.00)		(.08)		(.09)		(.15)

Net asset value, end of period	$ 22.06	$ 22.80	$ 17.36		$ 16.08		$ 16.35		$ 13.11

Total Return
Total investment return based on net asset value(c)	6.66%	38.64%	15.09%		(1.23)%		25.51%		44.86	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$306,817	$331,014	$159,682		$208,854		$203,784		$117,002
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%^	.89%	.89%		.85%		.85	%+	.85%
Expenses, before waivers/reimbursements	.90%^	.89%	.90%		.91%		.96	%+	.94%
Net investment income	.80%^	.59%	.73	%(b)	.45	%(b)	.48	%(b)+	.78	%(b)
Portfolio turnover rate	27%	56%	63%		72%		57%		64%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	Six Months Ended May 31, 2014 (unaudited)	October 15, 2013(f) to November 30, 2013

Net asset value, beginning of period	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.06	.02
Net realized and unrealized gain on investment transactions	1.32	1.06

Net increase in net asset value from operations	1.38	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(2.01)	– 0	–

Total dividends and distributions	(2.14)	– 0	–

Net asset value, end of period	$ 22.04	$ 22.80

Total Return
Total investment return based on net asset value(c)	6.65%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,247	$10
Ratio to average net assets of:
Expenses^	.81%	.75%
Net investment income^	.59%	.83%
Portfolio turnover rate	27%	56%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by the Distributor.

(e)	Amount is less than $.005.

(f)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.01%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	37

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Discovery Value Senior Investment Management Team. Messrs. MacGregor and Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Discovery Value Fund (formerly AllianceBernstein Small/Mid Cap Value Fund) (the “Fund”) at a meeting held on May 6-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	39

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research

40	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the indices) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1- and 10-year periods, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund outperformed the Russell 2500 Value Index in all periods except in the 3-year period, and it outperformed the Russell 2500 Index in all periods except in the 1- and 3-year periods. The trustees noted that at their August 2012 meetings they approved a name change to AllianceBernstein Discovery Value Fund from AllianceBernstein Small/Mid Cap Value Fund effective November 1, 2012. Based on their review, the trustees concluded that the Fund’s recent performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points was higher than the Expense Group median and that the administrative expense reimbursement was less than 1 basis point in the Fund’s latest fiscal year.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	41

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

42	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

The trustees noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	43

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Discovery Value Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AllianceBernstein Small-Mid Cap Value Fund to AllianceBernstein Discovery Value Fund.

44	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
Discovery Value Fund	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$2,377.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $50,815 (0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Discovery Value Fund	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.93 1.22 1.94 1.93 1.54 1.23 0.89 0.75	% % % % % % % %	November 30

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	45

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

46	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:7

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Value Fund	$2,377.7	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25m	0.558%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.455%	0.750%

	Client #2	0.95% on 1st $10 million 0.75% on next $40 million 0.65% on next $50 million 0.55% on the balance	0.557%	0.750%

	Client #3	0.61% on 1st $150 million 0.50% on the balance	0.507%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	47

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

48	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Discovery Value Fund	0.750	0.735	8/12

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).13 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Value Fund	1.225	1.228	6/12	1.253	10/25

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

12	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	49

type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $18,084, $4,498,701 and $19,281 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,028,744 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being

50	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	51

on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.04	27.04	27.04	6/12	15/30
3 year	12.43	13.03	13.02	10/12	18/28
5 year	28.01	26.67	25.86	3/12	6/26
10 year	9.57	9.57	9.44	5/9	7/16

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

18	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

			Periods Ending February 28, 2014 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Discovery Value Fund	27.04	12.43	28.01	9.57	11.56	20.05	0.47	10
Russell 2500 Value Index	25.52	13.98	26.57	8.95	10.57	18.46	0.47	10
Russell 2500 Index	29.97	14.94	27.63	9.53	10.19	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

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AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

54	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0152-0514

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2014

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 20, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental” securities, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2014.

All share classes of the Fund underperformed the benchmark for the six-month period. Sector selection was negative, owing to underweights in the consumer staples and utilities sectors and an overweight in technology. Security selection was beneficial to returns, with strength in the technology, capital equipment and utilities sectors.

For the 12-month period, most share classes of the Fund outperformed its benchmark, with the exception of Class B shares, which underperformed, and Class C shares, which performed in line. Security selection was the main source of outperformance, particularly in the capital equipment, utilities and medical sectors. Sector selection also added to returns, owing to an overweight in telecommunications and underweights in medical and consumer staples. Implicit currency selection was negative, as was an overweight in technology.

Derivative usage included futures for investment purposes, and forwards, for both hedging and investment purposes, which added to returns for both periods.

Market Review and Investment Strategy

International equities rose in the six- and 12-month periods ended May 31, 2014, driven by macroeconomic improvements in key developed countries and the accommodative monetary policies of major central banks. However, most of the strength occurred in 2013; stocks in Japan surged as Prime Minister Shinzo Abe’s economic program gained traction; data in the Eurozone pointed to a weak yet positive economic growth in 2014. Markets have continued to strengthen thus far in 2014, although signs of growth in Europe and the U.S. have been offset by new pressures in emerging markets and Japan. The International Value Investment Team (the “Team”) also saw a marked reversal in the first part of 2014, with many of the best performing stocks and sectors from 2013 underperforming, and vice versa.

The Fund is focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	5.01%	18.71%

Class B*	4.71%	17.94%

Class C	4.71%	18.04%

Advisor Class†	5.23%	19.10%

Class R†	4.97%	18.60%

Class K†	5.08%	18.89%

Class I†	5.32%	19.38%

MSCI EAFE Index (net)	5.33%	18.04%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	18.71%	13.70%
5 Years	7.81%	6.88%
10 Years	4.08%	3.63%

Class B Shares
1 Year	17.94%	13.94%
5 Years	7.00%	7.00%
10 Years(a)	3.46%	3.46%

Class C Shares
1 Year	18.04%	17.04%
5 Years	7.04%	7.04%
10 Years	3.34%	3.34%

Advisor Class Shares*
1 Year	19.10%	19.10%
5 Years	8.13%	8.13%
10 Years	4.39%	4.39%

Class R Shares*
1 Year	18.60%	18.60%
5 Years	7.59%	7.59%
10 Years	3.85%	3.85%

Class K Shares*
1 Year	18.89%	18.89%
5 Years	7.93%	7.93%
Since Inception†	1.78%	1.78%

Class I Shares*
1 Year	19.38%	19.38%
5 Years	8.37%	8.37%
Since Inception†	2.15%	2.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.42%, 2.14%, 2.13%, 1.12%, 1.61%, 1.30% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	18.16%
5 Years	7.48%
10 Years	3.50%

Class B Shares
1 Year	18.48%
5 Years	7.59%
10 Years(a)	3.33%

Class C Shares
1 Year	21.58%
5 Years	7.63%
10 Years	3.20%

Advisor Class Shares*
1 Year	23.85%
5 Years	8.73%
10 Years	4.25%

Class R Shares*
1 Year	23.16%
5 Years	8.19%
10 Years	3.72%

Class K Shares*
1 Year	23.63%
5 Years	8.52%
Since Inception†	1.82%

Class I Shares*
1 Year	24.22%
5 Years	8.98%
Since Inception†	2.20%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,050.10	$7.56	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Class B
Actual	$1,000	$1,047.10	$11.13	2.18%
Hypothetical**	$1,000	$1,014.06	$10.95	2.18%
Class C
Actual	$1,000	$1,047.10	$11.13	2.18%
Hypothetical**	$1,000	$1,014.06	$10.95	2.18%
Advisor Class
Actual	$1,000	$1,052.30	$5.99	1.17%
Hypothetical**	$1,000	$1,019.10	$5.89	1.17%
Class R
Actual	$1,000	$1,049.70	$8.33	1.63%
Hypothetical**	$1,000	$1,016.80	$8.20	1.63%
Class K
Actual	$1,000	$1,050.80	$6.70	1.31%
Hypothetical**	$1,000	$1,018.40	$6.59	1.31%
Class I
Actual	$1,000	$1,053.20	$4.56	0.89%
Hypothetical**	$1,000	$1,020.49	$4.48	0.89%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $480.3

*	All data are as of May 31, 2014. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.7% or less in the following countries: Belgium, Brazil, Greece, Hungary, India, Israel, Norway, Portugal, Russia, South Africa, Sweden, Thailand, Turkey and United Arabs.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Airbus Group NV	$12,331,497	2.6%
Roche Holding AG	11,931,569	2.5
GlaxoSmithKline PLC	11,057,422	2.3
Valeo SA	10,399,121	2.1
Vodafone Group PLC	10,283,425	2.1
Novartis AG	9,479,672	2.0
Lloyds Banking Group PLC	8,579,980	1.8
ORIX Corp.	8,498,688	1.8
Orange SA	8,304,513	1.7
UniCredit SpA	8,058,235	1.7
	$98,924,122	20.6%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 22.2%
Capital Markets – 1.4%
Deutsche Bank AG (REG)	134,346	$5,441,177
Macquarie Group Ltd.	23,377	1,310,207

		6,751,384

Commercial Banks – 12.6%
Banco do Brasil SA	173,600	1,764,439
Bank Hapoalim BM	450,490	2,631,490
BNP Paribas SA	41,930	2,935,532
China Construction Bank Corp. – Class H	2,345,000	1,722,024
Credit Agricole SA(a)	124,080	1,936,562
Danske Bank A/S	182,620	5,153,112
Kasikornbank PCL (NVDR)	321,200	1,838,466
KBC Groep NV(b)	84,860	5,055,263
Lloyds Banking Group PLC(b)	6,582,360	8,579,980
Mitsubishi UFJ Financial Group, Inc.	1,108,000	6,253,894
Shinhan Financial Group Co., Ltd.	36,600	1,600,055
Societe Generale SA	116,112	6,692,773
State Bank of India	31,330	1,345,062
Sumitomo Mitsui Financial Group, Inc.	117,600	4,772,002
UniCredit SpA	922,980	8,058,235

		60,338,889

Diversified Financial Services – 2.3%
ING Groep NV(b)	177,255	2,485,980
ORIX Corp.	531,300	8,498,688

		10,984,668

Insurance – 3.5%
AIA Group Ltd.	908,400	4,560,765
Aviva PLC	275,500	2,424,098
Direct Line Insurance Group PLC	569,820	2,420,581
Muenchener Rueckversicherungs AG	23,410	5,193,791
Suncorp Group Ltd.	197,220	2,456,525

		17,055,760

Real Estate Investment Trusts (REITs) – 0.0%
Stockland	1,652	6,005

Real Estate Management & Development – 2.4%
Aeon Mall Co., Ltd.	93,000	2,348,834
China Overseas Land & Investment Ltd.	544,000	1,428,206
Country Garden Holdings Co., Ltd.	5,769,000	2,436,592
Lend Lease Group	308,526	3,858,425
Wharf Holdings Ltd.	217,000	1,543,398

		11,615,455

		106,752,161

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 15.3%
Auto Components – 4.8%
Cie Generale des Etablissements Michelin – Class B	48,172	$5,932,139
GKN PLC	573,910	3,781,743
Plastic Omnium SA	80,066	2,722,633
Valeo SA(a)	77,410	10,399,121

		22,835,636

Automobiles – 4.8%
Bayerische Motoren Werke AG	27,090	3,401,168
Great Wall Motor Co., Ltd. – Class H	417,500	1,722,852
Honda Motor Co., Ltd.	223,100	7,831,926
Mazda Motor Corp.	369,000	1,607,989
Renault SA	19,960	1,876,967
Tata Motors Ltd.	218,790	1,532,862
Volkswagen AG (Preference Shares)	18,460	4,915,626

		22,889,390

Hotels, Restaurants & Leisure – 1.7%
Melco Crown Entertainment Ltd. (ADR)	154,070	5,310,793
William Hill PLC	465,224	2,775,694

		8,086,487

Household Durables – 0.5%
Taylor Wimpey PLC	1,419,350	2,579,481

Media – 1.3%
Liberty Global PLC – Series C(b)	145,450	6,225,260

Specialty Retail – 1.6%
Kingfisher PLC	342,360	2,254,770
Shimamura Co., Ltd.	22,600	2,191,368
Yamada Denki Co., Ltd.(a)	915,200	3,385,746

		7,831,884

Textiles, Apparel & Luxury Goods – 0.6%
Cie Financiere Richemont SA	29,070	3,067,321

		73,515,459

Industrials – 13.5%
Aerospace & Defense – 4.4%
Airbus Group NV(a)	171,907	12,331,497
MTU Aero Engines AG	27,950	2,608,670
Safran SA(a)	66,050	4,484,296
Thales SA	30,600	1,832,774

		21,257,237

Airlines – 1.5%
Japan Airlines Co., Ltd.	30,500	1,595,354
Qantas Airways Ltd.(b)	2,527,793	3,312,464
Turk Hava Yollari	715,270	2,432,064

		7,339,882

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.3%
Asahi Glass Co., Ltd.	289,000	$1,612,978

Electrical Equipment – 1.3%
Sumitomo Electric Industries Ltd.	450,700	6,097,034

Industrial Conglomerates – 1.1%
Bidvest Group Ltd.	57,140	1,589,345
Hutchison Whampoa Ltd.	279,000	3,742,296

		5,331,641

Marine – 2.5%
AP Moeller - Maersk A/S – Class B	2,880	7,536,467
Nippon Yusen KK	1,470,000	4,351,942

		11,888,409

Road & Rail – 1.1%
Central Japan Railway Co.	38,800	5,159,611

Trading Companies & Distributors – 1.3%
Mitsubishi Corp.	206,600	4,094,789
Rexel SA(a)(b)	92,730	2,215,878

		6,310,667

		64,997,459

Health Care – 10.1%
Biotechnology – 1.3%
Actelion Ltd. (REG)(b)	62,060	6,176,069

Pharmaceuticals – 8.8%
Astellas Pharma, Inc.	471,700	6,068,449
GlaxoSmithKline PLC	412,030	11,057,422
Novartis AG	105,360	9,479,672
Richter Gedeon Nyrt	105,290	1,976,737
Roche Holding AG	40,480	11,931,569
Teva Pharmaceutical Industries Ltd.	37,570	1,896,246

		42,410,095

		48,586,164

Telecommunication Services – 9.3%
Diversified Telecommunication Services – 5.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,154,721	2,072,715
Hellenic Telecommunications Organization SA(b)	110,830	1,589,611
Nippon Telegraph & Telephone Corp.	97,300	5,760,336
Orange SA(a)	496,440	8,304,513
Telenor ASA	85,020	2,016,519
Vivendi SA(b)	169,433	4,442,760
Ziggo NV	57,280	2,701,106

		26,887,560

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 3.7%
China Mobile Ltd.	246,000	$2,409,440
NTT DoCoMo, Inc.	182,200	3,037,629
Turkcell Iletisim Hizmetleri AS(b)	360,970	2,255,560
Vodafone Group PLC	2,933,056	10,283,425

		17,986,054

		44,873,614

Materials – 7.6%
Chemicals – 4.6%
Arkema SA	46,360	4,744,665
BASF SE	16,300	1,878,501
Denki Kagaku Kogyo KK	644,000	2,348,390
Incitec Pivot Ltd.	1,108,530	2,842,294
JSR Corp.	295,400	4,987,230
Koninklijke DSM NV	72,061	5,200,418

		22,001,498

Metals & Mining – 2.2%
Dowa Holdings Co., Ltd.	176,700	1,569,937
MMC Norilsk Nickel OJSC (ADR)	147,970	2,836,585
Rio Tinto PLC	119,900	6,149,016

		10,555,538

Paper & Forest Products – 0.8%
Mondi PLC	220,282	3,962,585

		36,519,621

Information Technology – 6.7%
Communications Equipment – 0.5%
Telefonaktiebolaget LM Ericsson – Class B	182,574	2,275,743

Computers & Peripherals – 1.9%
Asustek Computer, Inc.	246,000	2,710,269
Casetek Holdings Ltd.	345,000	1,911,856
Catcher Technology Co., Ltd.	494,000	4,423,682

		9,045,807

IT Services – 0.7%
Fujitsu Ltd.	532,000	3,622,394

Semiconductors & Semiconductor Equipment – 3.6%
ASM International NV(a)	59,000	2,457,322
Novatek Microelectronics Corp.	546,000	2,799,157
Samsung Electronics Co., Ltd.	3,560	5,042,999
SK Hynix, Inc.(b)	49,850	2,161,936
Sumco Corp.(a)	304,600	2,394,878
Tokyo Electron Ltd.	40,800	2,461,451

		17,317,743

		32,261,687

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 6.6%
Energy Equipment & Services – 1.3%
Aker Solutions ASA	202,640	$3,565,325
Seadrill Ltd.(a)	67,620	2,551,883

		6,117,208

Oil, Gas & Consumable Fuels – 5.3%
BG Group PLC	256,220	5,253,887
China Petroleum & Chemical Corp. – Class H	2,416,000	2,184,825
JX Holdings, Inc.	1,375,500	7,190,043
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	157,243	6,185,154
Total SA(a)	66,130	4,642,758

		25,456,667

		31,573,875

Consumer Staples – 5.2%
Beverages – 1.2%
Asahi Group Holdings Ltd.	68,900	1,949,651
Carlsberg A/S – Class B	33,140	3,457,024

		5,406,675

Food & Staples Retailing – 1.1%
Koninklijke Ahold NV	297,122	5,403,141

Food Products – 1.0%
Ajinomoto Co., Inc.	159,000	2,489,873
Danone SA	29,440	2,195,313

		4,685,186

Household Products – 0.8%
Reckitt Benckiser Group PLC	45,210	3,870,096

Tobacco – 1.1%
Imperial Tobacco Group PLC	119,620	5,401,763

		24,766,861

Utilities – 1.9%
Electric Utilities – 1.9%
EDP - Energias de Portugal SA	735,986	3,483,318
Electricite de France(a)	58,380	2,049,626
Enel SpA	589,396	3,338,357

		8,871,301

Total Common Stocks (cost $404,871,799)		472,718,202

WARRANTS – 0.5%
Financials – 0.5%
Real Estate Management & Development – 0.5%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(b) (cost $1,160,381)	766,755	2,181,543

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $193,534)	193,534	$193,534

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $406,225,714)		475,093,279

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 10.2%
Investment Companies – 10.2%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c)(d) (cost $49,110,073)	49,110,073	49,110,073

Total Investments – 109.1% (cost $455,335,787)		524,203,352
Other assets less liabilities – (9.1)%		(43,933,393)

Net Assets – 100.0%		$480,269,959

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	14	June 2014	$1,599,201	$1,652,358	$53,157

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	121,015	USD	1,190	9/17/14	$304
Barclays Bank PLC	USD	9,937	JPY	1,012,902	6/18/14	14,355
Barclays Bank PLC	USD	23,229	SEK	148,124	6/18/14	(1,100,634)
BNP Paribas SA	AUD	16,539	USD	15,275	6/18/14	(101,199)
BNP Paribas SA	USD	18,740	AUD	20,465	6/18/14	285,982
BNP Paribas SA	USD	2,677	GBP	1,607	6/18/14	16,504
BNP Paribas SA	USD	9,010	JPY	920,536	6/18/14	33,895
Citibank, NA	EUR	1,057	USD	1,452	6/18/14	11,379
Citibank, NA	HKD	9,197	USD	1,186	6/18/14	98
Citibank, NA	USD	7,576	NOK	45,548	6/18/14	39,125
Credit Suisse International	CHF	18,651	USD	21,113	6/18/14	281,896
Credit Suisse International	GBP	6,428	USD	10,590	6/18/14	(183,281)
Credit Suisse International	JPY	1,466,908	USD	14,318	6/18/14	(92,831)
Credit Suisse International	USD	1,190	RUB	41,296	6/18/14	(11,542)
Goldman Sachs Bank USA	RUB	140,309	USD	3,769	6/18/14	(236,427)
Goldman Sachs Bank USA	USD	951	RUB	35,051	6/18/14	49,171
JPMorgan Chase Bank, NA	USD	1,244	SEK	8,129	6/18/14	(29,355)
Morgan Stanley & Co., Inc.	USD	3,565	EUR	2,572	6/18/14	(58,910)
Morgan Stanley & Co., Inc.	USD	7,732	NOK	47,026	6/18/14	130,315
Morgan Stanley & Co., Inc.	USD	5,286	NOK	31,542	6/18/14	(13,023)

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Northern Trust Company	EUR	9,103	USD	12,394	6/18/14	$(14,100)
Northern Trust Company	EUR	1,290	USD	1,757	9/17/14	(1,992)
Royal Bank of Scotland PLC	CNY	48,615	USD	7,889	6/18/14	67,457
Royal Bank of Scotland PLC	JPY	1,519,129	USD	14,736	6/18/14	(188,089)
Royal Bank of Scotland PLC	KRW	4,172,008	USD	3,897	6/18/14	(186,147)
Royal Bank of Scotland PLC	USD	2,172	GBP	1,292	6/18/14	(7,095)
Royal Bank of Scotland PLC	USD	18,156	GBP	10,805	9/17/14	(59,543)
Standard Chartered Bank	HKD	108,202	USD	13,944	6/18/14	(12,734)
Standard Chartered Bank	USD	1,183	HKD	9,177	6/18/14	525
Standard Chartered Bank	USD	1,191	HKD	9,232	6/18/14	(241)
Standard Chartered Bank	USD	3,858	KRW	4,172,008	6/18/14	225,072
Standard Chartered Bank	CNY	20,092	USD	3,233	9/17/14	(3,853)
Standard Chartered Bank	HKD	11,755	USD	1,516	9/17/14	(69)
State Street Bank & Trust Co.	EUR	3,400	USD	4,713	6/18/14	78,540
State Street Bank & Trust Co.	NOK	8,708	USD	1,447	6/18/14	(8,827)
State Street Bank & Trust Co.	USD	1,702	CHF	1,527	6/18/14	3,260
State Street Bank & Trust Co.	USD	15,137	EUR	10,988	6/18/14	(159,546)
UBS AG	CHF	4,604	USD	5,249	6/18/14	107,379
UBS AG	USD	5,929	GBP	3,529	6/18/14	(14,791)

						$(1,138,972)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

NVDR – Non Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

TOPIX – Tokyo Price Index

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $406,032,180)	$474,899,745	(a)
Affiliated issuers (cost $49,303,607 – including investment of cash collateral for securities loaned of $49,110,073)	49,303,607
Due from broker	49,633	(b)
Foreign currencies, at value (cost $2,527,753)	2,526,047
Dividends and interest receivable	3,887,969
Receivable for investment securities sold and foreign currency transactions	3,077,654
Unrealized appreciation on forward currency exchange contracts	1,345,257
Receivable for shares of beneficial interest sold	460,256
Receivable for variation margin on futures	1,352

Total assets	535,551,520

Liabilities
Payable for collateral received on securities loaned	49,110,073
Unrealized depreciation on forward currency exchange contracts	2,484,229
Payable for shares of beneficial interest redeemed	1,442,807
Payable for investment securities purchased and foreign currency transactions	1,317,650
Advisory fee payable	314,008
Distribution fee payable	163,667
Transfer Agent fee payable	81,649
Administrative fee payable	19,416
Accrued expenses	348,062

Total liabilities	55,281,561

Net Assets	$480,269,959

Composition of Net Assets
Paid-in capital	$5,143,472,564
Undistributed net investment income	6,460,683
Accumulated net realized loss on investment and foreign currency transactions	(4,737,462,554)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	67,799,266

	$480,269,959

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$250,876,299	18,068,898	$13.88	*

B	$11,811,859	871,868	$13.55

C	$82,046,386	6,070,127	$13.52

Advisor	$86,506,123	6,095,405	$14.19

R	$27,934,084	2,026,149	$13.79

K	$17,355,198	1,252,746	$13.85

I	$3,740,010	269,017	$13.90

(a)	Includes securities on loan with a value of $46,754,799 (see Note E).

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $14.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $900,989)	$15,457,819
Affiliated issuers	4,237
Securities lending income	157,189	$15,619,245

Expenses
Advisory fee (see Note B)	1,930,636
Distribution fee—Class A	379,063
Distribution fee—Class B	65,931
Distribution fee—Class C	418,374
Distribution fee—Class R	71,508
Distribution fee—Class K	24,935
Transfer agency—Class A	392,147
Transfer agency—Class B	20,689
Transfer agency—Class C	130,234
Transfer agency—Advisor Class	175,008
Transfer agency—Class R	37,184
Transfer agency—Class K	19,948
Transfer agency—Class I	365
Custodian	117,955
Registration fees	60,513
Audit	29,756
Trustees’ fees	27,065
Administrative	23,311
Legal	20,228
Miscellaneous	17,339

Total expenses		3,962,189

Net investment income		11,657,056

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		38,041,460 (a)
Futures		70,148
Foreign currency transactions		2,947,034
Net change in unrealized appreciation/depreciation of:
Investments		(27,629,232)
Futures		(14,876)
Foreign currency denominated assets and liabilities		(1,848,746)

Net gain on investment and foreign currency transactions		11,565,788

Net Increase in Net Assets from Operations		$23,222,844

(a)	On March 21, 2014, the Fund had a redemption-in-kind with total proceeds in the amount of $36,777,509. The gain on investments of $4,665,416 will not be realized for tax purposes.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,657,056	$9,249,461
Net realized gain on investment and foreign currency transactions	41,058,642	40,364,221
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(29,492,854)	87,062,805
Contributions from Adviser (see Note B)	– 0	–	7

Net increase in net assets from operations	23,222,844	136,676,494
Dividends to Shareholders from
Net investment income
Class A	(11,906,541)	(8,913,235)
Class B	(548,193)	(452,649)
Class C	(3,489,190)	(2,239,954)
Advisor Class	(6,256,699)	(4,715,380)
Class R	(1,309,412)	(1,032,740)
Class K	(1,129,490)	(501,174)
Class I	(192,251)	(622,627)
Transactions in Shares of Beneficial Interest
Net decrease	(73,808,659)	(169,512,018)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	14,219	10,158

Total decrease	(75,403,372)	(51,303,125)
Net Assets
Beginning of period	555,673,331	606,976,456

End of period (including undistributed net investment income of $6,460,683 and $19,635,403, respectively)	$480,269,959	$555,673,331

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2014:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$1,764,439		$104,987,722		$	– 0	–	$106,752,161
Consumer Discretionary	11,536,053		61,979,406			– 0	–	73,515,459
Industrials	2,215,878		62,781,581			– 0	–	64,997,459
Health Care	– 0	–	48,586,164			– 0	–	48,586,164
Telecommunication Services	– 0	–	44,873,614			– 0	–	44,873,614
Materials	2,836,585		33,683,036			– 0	–	36,519,621
Information Technology	– 0	–	32,261,687			– 0	–	32,261,687
Energy	– 0	–	31,573,875			– 0	–	31,573,875
Consumer Staples	– 0	–	24,766,861			– 0	–	24,766,861
Utilities	– 0	–	8,871,301			– 0	–	8,871,301
Warrants	– 0	–	2,181,543			– 0	–	2,181,543
Short-Term Investments	193,534		– 0	–		– 0	–	193,534
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	49,110,073		– 0	–		– 0	–	49,110,073

Total Investments in Securities	67,656,562		456,546,790	+		– 0	–	524,203,352
Other Financial Instruments*:
Assets:
Futures	– 0	–	53,157			– 0	–	53,157	#
Forward Currency Exchange Contracts	– 0	–	1,345,257			– 0	–	1,345,257
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,484,229)			– 0	–	(2,484,229)

Total++	$67,656,562		$455,460,975		$	– 0	–	$523,117,537

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 11/30/13		$2,026,616			$2,026,616
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		(2,026,616)			(2,026,616)

Balance as of 5/31/14	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/14*	$	– 0	–	$	– 0	–

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended November 30, 2013, the Adviser reimbursed the Fund $7 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2014, the reimbursement for such services amounted to $23,311.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $230,980 for the six months ended May 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,059 from the sale of Class A shares and received $1,141, $705 and $708 in

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)	Dividend Income (000)
$ 5,190	$71,563	$76,559	$194	$1

Brokerage commissions paid on investment transactions for the six months ended May 31, 2014 amounted to $344,389, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,579,814, $6,182,182, $2,189,692 and $2,339,983 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$166,638,514		$212,340,659
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$78,841,645
Gross unrealized depreciation	(9,974,080)

Net unrealized appreciation	$68,867,565

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2014, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations,

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $1,784,426. If a trigger event had occurred at May 31, 2014, for those derivatives in a net liability position, an amount of $1,784,426 would be required to be posted by the Fund.

At May 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$53,157	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,345,257		Unrealized depreciation on forward currency exchange contracts	$2,484,229

Total		$1,398,414			$2,484,229

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$70,148	$(14,876)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,737,767	(1,768,272)

Total		$2,807,915	$(1,783,148)

The following table represents the volume of the Fund’s derivative transactions during the six months ended May 31, 2014:

Futures:
Average original value of buy contracts	$1,233,476

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$152,591,205
Average principal amount of sale contracts	$152,063,066

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$14,659	$(14,659)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	336,381	(101,199)			– 0	–		– 0	–		235,182
Citibank, NA	50,602	– 0	–		– 0	–		– 0	–		50,602
Credit Suisse International	281,896	(281,896)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	49,171	(49,171)			– 0	–		– 0	–		– 0	–
Exchange-Traded Goldman Sachs & Co.*	1,352	– 0	–		– 0	–		– 0	–		1,352
Morgan Stanley & Co., Inc.	130,315	(71,933)			– 0	–		– 0	–		58,382
Royal Bank of Scotland PLC	67,457	(67,457)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	225,597	(16,897)			– 0	–		– 0	–		208,700
State Street Bank & Trust Co.	81,800	(81,800)			– 0	–		– 0	–		– 0	–
UBS AG	107,379	(14,791)			– 0	–		– 0	–		92,588

Total	$1,346,609	$(699,803)		$	– 0	–	$	– 0	–		$646,806

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$1,100,634	$(14,659)		$	– 0	–	$	– 0	–	$1,085,975
BNP Paribas SA	101,199	(101,199)			– 0	–		– 0	–	– 0	–
Credit Suisse International	287,654	(281,896)			– 0	–		– 0	–	5,758
Goldman Sachs Bank USA	236,427	(49,171)			– 0	–		– 0	–	187,256
JPMorgan Chase Bank, NA	29,355	– 0	–		– 0	–		– 0	–	29,355
Morgan Stanley & Co., Inc.	71,933	(71,933)			– 0	–		– 0	–	– 0	–
Northern Trust Company	16,092	– 0	–		– 0	–		– 0	–	16,092
Royal Bank of Scotland PLC	440,874	(67,457)			– 0	–		– 0	–	373,417
Standard Chartered Bank	16,897	(16,897)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	168,373	(81,800)			– 0	–		– 0	–	86,573
UBS AG	14,791	(14,791)			– 0	–		– 0	–	– 0	–

Total	$2,484,229	$(699,803)		$	– 0	–	$	– 0	–	$1,784,426

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2014.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2014, the Fund had securities on loan with a value of $46,754,799 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $49,110,073. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

securities lending income of $157,189 and $3,539 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)
$ 9,411	$140,138	$100,439	$49,110

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class A
Shares sold	844,716	2,301,371	$11,318,471	$28,546,609

Shares issued in reinvestment of dividends	839,880	716,652	10,968,844	8,248,667

Shares converted from Class B	138,264	318,092	1,847,481	3,862,986

Shares redeemed	(2,699,656)	(10,076,098)	(36,188,189)	(123,615,016)

Net decrease	(876,796)	(6,739,983)	$(12,053,393)	$(82,956,754)

Class B
Shares sold	5,045	15,521	$65,844	$185,766

Shares issued in reinvestment of dividends	39,022	36,200	498,708	407,617

Shares converted to Class A	(141,559)	(326,036)	(1,847,481)	(3,862,986)

Shares redeemed	(119,127)	(413,283)	(1,563,906)	(4,972,383)

Net decrease	(216,619)	(687,598)	$(2,846,835)	$(8,241,986)

Class C
Shares sold	198,385	475,671	$2,588,535	$5,704,232

Shares issued in reinvestment of dividends	242,060	177,332	3,086,258	1,996,756

Shares redeemed	(932,911)	(2,445,008)	(12,201,576)	(29,238,889)

Net decrease	(492,466)	(1,792,005)	$(6,526,783)	$(21,537,901)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Advisor Class
Shares sold	492,096	1,269,988	$6,720,333	$15,904,892

Shares issued in reinvestment of dividends	406,486	317,663	5,418,461	3,729,357

Shares redeemed	(4,110,835)	(4,492,562)	(55,496,206)	(56,058,046)

Net decrease	(3,212,253)	(2,904,911)	$(43,357,412)	$(36,423,797)

Class R
Shares sold	172,512	527,179	$2,294,228	$6,458,283

Shares issued in reinvestment of dividends	100,867	90,244	1,309,254	1,032,391

Shares redeemed	(501,478)	(1,453,080)	(6,712,579)	(17,573,369)

Net decrease	(228,099)	(835,657)	$(3,109,097)	$(10,082,695)

Class K
Shares sold	113,407	684,581	$1,509,178	$9,108,499

Shares issued in reinvestment of dividends	86,752	43,581	1,129,490	501,174

Shares redeemed	(642,374)	(434,761)	(8,541,545)	(5,369,577)

Net increase (decrease)	(442,215)	293,401	$(5,902,877)	$4,240,096

Class I
Shares sold	10,845	132,241	$147,048	$1,655,286

Shares issued in reinvestment of dividends	8,445	11,503	110,127	132,288

Shares redeemed	(20,025)	(1,379,159)	(269,437)	(16,296,555)

Net decrease	(735)	(1,235,415)	$(12,262)	$(14,508,981)

For the six months ended May 31, 2014 and the year ended November 30, 2013, the Fund received $14,219 and $10,158, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$18,477,759	$53,032,625

Total taxable distributions paid	$18,477,759	$53,032,625

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$24,776,386
Accumulated capital and other losses	(4,772,452,135	)(a)
Unrealized appreciation/(depreciation)	86,082,073	(b)

Total accumulated earnings/(deficit)	$(4,661,593,676)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $4,772,452,135. During the fiscal year, the Fund utilized $23,143,504 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2013, the Fund had a net capital loss carryforward of $4,772,452,135 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 910,262,011	n/a	2016
3,355,600,017	n/a	2017
200,531,013	n/a	2018
123,201,431	n/a	2019
35,294,078	$ 147,563,585	No expiration

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.86	$ 11.24	$ 11.31	$ 13.07	$ 13.55	$ 9.78

Income From Investment Operations
Net investment income(a)	.31	.21	.25	.24	.17	.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	2.77	.18	(1.55)	(.48)	3.57
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.65	2.98	.43	(1.31)	(.31)	3.77

Less: Dividends
Dividends from net investment income	(.63)	(.36)	(.50)	(.45)	(.17)	– 0	–

Net asset value, end of period	$ 13.88	$ 13.86	$ 11.24	$ 11.31	$ 13.07	$ 13.55

Total Return
Total investment return based on net asset value(d)	5.01%	27.13%	4.16	%*†	(10.60)%	(2.30)%	38.55	%**
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$251	$263	$289	$501	$971	$1,810
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%^	1.42%	1.41%	1.38%	1.33	%+	1.27%
Expenses, before waivers/reimbursements	1.48	%^	1.42%	1.41%	1.38%	1.33	%+	1.29%
Net investment income	4.62	%^	1.70%	2.33%	1.81%	1.30	%+	1.89	%(b)
Portfolio turnover rate	33%	56%	34%	52%	41%	48%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.46	$ 10.91	$ 10.95	$ 12.65	$ 13.12	$ 9.55

Income From Investment Operations
Net investment income(a)	.25	.12	.16	.13	.07	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	2.69	.18	(1.50)	(.46)	3.45
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.60	2.81	.34	(1.37)	(.39)	3.57

Less: Dividends
Dividends from net investment income	(.51)	(.26)	(.38)	(.33)	(.08)	– 0	–

Net asset value, end of period	$ 13.55	$ 13.46	$ 10.91	$ 10.95	$ 12.65	$ 13.12

Total Return
Total investment return based on net asset value(d)	4.71%	26.21%	3.30	%*†	(11.29)%	(3.01)%	37.38	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,812	$14,653	$19,381	$29,540	$54,223	$87,475
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.18	%^	2.14%	2.19%	2.16%	2.10	%+	2.04%
Expenses, before waivers/reimbursements	2.18	%^	2.14%	2.19%	2.16%	2.10	%+	2.07%
Net investment income	3.85	%^	.97%	1.51%	1.04%	.58	%+	1.10	%(b)
Portfolio turnover rate	33%	56%	34%	52%	41%	48%

See footnote summary on page 46.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.46	$ 10.92	$ 10.97	$ 12.67	$ 13.14	$ 9.56

Income From Investment Operations
Net investment income(a)	.26	.12	.17	.14	.08	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	2.69	.17	(1.51)	(.47)	3.46
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.60	2.81	.34	(1.37)	(.39)	3.58

Less: Dividends
Dividends from net investment income	(.54)	(.27)	(.39)	(.33)	(.08)	– 0	–

Net asset value, end of period	$ 13.52	$ 13.46	$ 10.92	$ 10.97	$ 12.67	$ 13.14

Total Return
Total investment return based on net asset value(d)	4.71%	26.26%	3.36	%*†	(11.27)%	(3.00)%	37.45	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,046	$88,329	$91,261	$129,755	$226,241	$358,950
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.18	%^	2.13%	2.13%	2.11%	2.06	%+	2.00%
Expenses, before waivers/reimbursements	2.18	%^	2.13%	2.13%	2.11%	2.06	%+	2.02%
Net investment income	3.91	%^	.99%	1.57%	1.09%	.63	%+	1.13	%(b)
Portfolio turnover rate	33%	56%	34%	52%	41%	48%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.17	$ 11.49	$ 11.55	$ 13.36	$ 13.84	$ 9.96

Income From Investment Operations
Net investment income(a)	.34	.25	.29	.28	.22	.24	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	2.83	.18	(1.59)	(.48)	3.64
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.70	3.08	.47	(1.31)	(.26)	3.88

Less: Dividends
Dividends from net investment income	(.68)	(.40)	(.53)	(.50)	(.22)	– 0	–

Net asset value, end of period	$ 14.19	$ 14.17	$ 11.49	$ 11.55	$ 13.36	$ 13.84

Total Return
Total investment return based on net asset value(d)	5.23%	27.49%	4.46	%*†	(10.39)%	(1.95)%	38.96	%**
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$87	$132	$140	$292	$827	$1,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17	%^	1.12%	1.11%	1.10%	1.03	%+	.97%
Expenses, before waivers/reimbursements	1.17	%^	1.12%	1.11%	1.10%	1.03	%+	.99%
Net investment income	4.89	%^	2.00%	2.57%	2.08%	1.68	%+	2.14	%(b)
Portfolio turnover rate	33%	56%	34%	52%	41%	48%

See	footnote summary on page 46.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.75	$ 11.16	$ 11.24	$ 13.00	$ 13.41	$ 9.70

Income From Investment Operations
Net investment income(a)	.30	.18	.23	.22	.15	.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	2.76	.17	(1.56)	(.48)	3.51
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.65	2.94	.40	(1.34)	(.33)	3.71

Less: Dividends
Dividends from net investment income	(.61)	(.35)	(.48)	(.42)	(.08)	– 0	–

Net asset value, end of period	$ 13.79	$ 13.75	$ 11.16	$ 11.24	$ 13.00	$ 13.41

Total Return
Total investment return based on net asset value(d)	4.97%	26.92%	3.92	%*†	(10.83)%	(2.46)%	38.25	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,934	$30,986	$34,488	$43,628	$71,023	$106,675
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.63	%^	1.61%	1.59%	1.56%	1.56	%+	1.47%
Expenses, before waivers/reimbursements	1.63	%^	1.61%	1.59%	1.56%	1.56	%+	1.48%
Net investment income	4.46	%^	1.51%	2.16%	1.65%	1.12	%+	1.78	%(b)
Portfolio turnover rate	33%	56%	34%	52%	41%	48%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.86	$ 11.23	$ 11.26	$ 13.03	$ 13.50	$ 9.74

Income From Investment Operations
Net investment income(a)	.28	.22	.27	.25	.18	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	2.77	.17	(1.54)	(.46)	3.54
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.66	2.99	.44	(1.29)	(.28)	3.76

Less: Dividends
Dividends from net investment income	(.67)	(.36)	(.47)	(.48)	(.19)	– 0	–

Net asset value, end of period	$ 13.85	$ 13.86	$ 11.23	$ 11.26	$ 13.03	$ 13.50

Total Return
Total investment return based on net asset value(d)	5.08%	27.28%	4.28	%*†	(10.52)%	(2.13)%	38.60	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,355	$23,484	$15,737	$38,454	$131,756	$183,997
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%^	1.30%	1.28%	1.25%	1.25	%+	1.17%
Expenses, before waivers/reimbursements	1.31	%^	1.30%	1.28%	1.25%	1.25	%+	1.18%
Net investment income	4.26	%^	1.78%	2.54%	1.91%	1.43	%+	2.02	%(b)
Portfolio turnover rate	33%	56%	34%	52%	41%	48%

See footnote summary on page 46.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.92	$ 11.30	$ 11.40	$ 13.20	$ 13.68	$ 9.83

Income From Investment Operations
Net investment income(a)	.35	.26	.30	.30	.25	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	2.79	.19	(1.56)	(.49)	3.60
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.69	3.05	.49	(1.26)	(.24)	3.85

Less: Dividends
Dividends from net investment income	(.71)	(.43)	(.59)	(.54)	(.24)	– 0	–

Net asset value, end of period	$ 13.90	$ 13.92	$ 11.30	$ 11.40	$ 13.20	$ 13.68

Total Return
Total investment return based on net asset value(d)	5.32%	27.81%	4.75	%*†	(10.23)%	(1.78)%	39.17	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,740	$3,754	$17,001	$210,944	$387,780	$575,955
Ratio to average net assets of:
Expenses	.89	%^	.85%	.85%	.86%	.86	%+	.80%
Net investment income	5.27	%^	2.22%	2.70%	2.28%	1.86	%+	2.31%
Portfolio turnover rate	33%	56%	34%	52%	41%	48%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and
Michael J. Downey(1)	Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Emilie D. Wrapp, Secretary
Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Kevin F. Simms(2), Senior Vice	Phyllis J. Clarke, Controller
President	Vincent S. Noto, Chief Compliance
Takeo Aso(2), Vice President	Officer
Avi Lavi(2), Vice President

Custodian and Accounting Agent

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on May 6-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Fund outperformed the Index in the 1-year period and lagged it in all other periods.

The trustees noted that they had discussed with the Adviser their concerns about the investment performance of the Fund over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. They further noted the Adviser’s longstanding view that its high conviction style of value investing was out of favor but would over time result in outperformance by the Fund. The trustees continued to be concerned about the Fund’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the trustees concluded that they continued to have confidence in the Adviser’s ability to advise the Fund but informed the Adviser that, in light of the Fund’s persistent weak relative performance, they would continue to monitor closely the Fund and the impact of the steps taken by the Adviser with a view to improving investment performance.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund. The trustees also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by the SCB Portfolio under its contract since November 1, 2011 (the fee waiver is effective through October 31, 2014).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that, because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that the Fund’s total expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what

1	The information in the fee summary was completed on April 24, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

§36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
International Value Fund	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$482.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $44,860 (0.008% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.12 1.42 2.14 2.13 1.61 1.30 0.85	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[7]	$482.2	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25m	0.441%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2014 net assets.

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Value Fund, Inc.[8]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.	0.875%	0.750%

The Adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

8	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

that has a substantially similar investment style as the Fund.9 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1[10],[11]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	The client is an affiliate of the Adviser.

11	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[15]	Lipper EG Median (%)	Lipper EG Rank
International Value Fund[16]	0.750	0.866	3/15

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

16	The Fund’s EG includes the Fund, four other International Multi Cap Value Funds (“IMLV”), two International Large Cap Value Funds (“ILCV”) and eight International Multi-Cap Core Funds (“IMLC”).

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However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.17

Fund	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Fund[19]	1.419	1.367	10/15	1.427	27/58

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

19	The Fund’s EU includes the Fund, EG and all other IMLV, ILCV and IMLC, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,111, $2,076,002 and $16,215 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $592,194 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund23 relative to its Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2014.25

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.08	22.25	21.34	4/5	11/17
3 year	1.87	5.25	5.51	4/5	13/14
5 year	15.24	15.24	16.65	3/5	9/12
10 year	3.78	5.68	6.14	4/4	10/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

23	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

24	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

25	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Fund	21.08	1.87	15.24	3.78	5.83	21.63	0.21	10
MSCI EAFE Index (Net)	19.28	6.63	17.60	6.66	5.87	18.18	0.36	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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Select US Equity Portfolio

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0514

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 10, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively-priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2014.

All share classes of the Fund underperformed the benchmark in the six-month period. Security selection was negative, particularly among select retailers where sales were disappointing, as well as financials, in light of unexpected falling interest rates. Sector selection also had a negative impact, with an overweight in consumer cyclicals and underweights in the utilities and services sectors detracting. In contrast, security selection in the energy, consumer cyclicals and industrial resource sectors was beneficial to performance. For the 12-month period, most share classes of the Fund outperformed the benchmark, excluding Class C and Class R shares. Security selection was the main source of outperformance,

ALLIANCEBERNSTEIN VALUE FUND •	1

particularly in the financials, technology and consumer cyclicals sectors. Sector selection was negative, which offset some of these gains. The Fund’s cash position was negative, as were underweights in the services and capital equipment sectors.

The Fund did not utilize leverage or derivatives during either period.

Market Review and Investment Strategy

Global equities rose in the six- and 12-month periods ended May 31, 2014, driven by macroeconomic improvements in key developed countries and the accommodative monetary policies of major central banks. Stocks in Japan surged as Prime Minister Shinzo Abe’s economic program gained traction, while data in the euro area pointed to weak yet positive economic growth in 2014. U.S. equities did well, despite worries of how and when the U.S. Federal Reserve (the “Fed”) would rein in its asset purchase program. Nonetheless, stocks continued to rise after the Fed announced plans to taper the program by $10 billion a month in December 2013. Markets have continued to strengthen in 2014, although signs of growth in Europe and the U.S. have been offset by new pressures in emerging markets and Japan. Markets experienced a marked reversal in the first part of 2014, with many of the best performing stocks and sectors from 2013 underperforming, and vice versa.

The Fund continues to focus on attractively-valued opportunities, which remain widespread across most industry sectors and regions. The U.S. Value Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	6.89%	19.77%

Class B†	6.91%	19.67%

Class C	6.55%	18.86%

Advisor Class‡	7.11%	20.19%

Class R‡	6.75%	19.27%

Class K‡	6.93%	19.73%

Class I‡	7.16%	20.26%

Russell 1000 Value Index	8.20%	19.60%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2014 by 0.01% and 0.02%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	19.77%	14.70%
5 Years	15.98%	14.97%
10 Years	5.13%	4.67%

Class B Shares
1 Year	19.67%	15.67%
5 Years	15.88%	15.88%
10 Years(a)	4.96%	4.96%

Class C Shares
1 Year	18.86%	17.86%
5 Years	15.14%	15.14%
10 Years	4.35%	4.35%

Advisor Class Shares*
1 Year	20.19%	20.19%
5 Years	16.31%	16.31%
10 Years	5.43%	5.43%

Class R Shares*
1 Year	19.27%	19.27%
5 Years	15.57%	15.57%
10 Years	4.79%	4.79%

Class K Shares*
1 Year	19.73%	19.73%
5 Years	15.93%	15.93%
Since Inception†	4.10%	4.10%

Class I Shares*
1 Year	20.26%	20.26%
5 Years	16.42%	16.42%
Since Inception†	4.46%	4.46%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.07%, 1.81%, 1.78%, 0.77%, 1.42%, 1.11% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	18.12%
5 Years	15.91%
10 Years	4.68%

Class B Shares
1 Year	19.37%
5 Years	16.81%
10 Years(a)	4.96%

Class C Shares
1 Year	21.66%
5 Years	16.06%
10 Years	4.36%

Advisor Class Shares*
1 Year	23.80%
5 Years	17.23%
10 Years	5.44%

Class R Shares*
1 Year	23.00%
5 Years	16.53%
10 Years	4.80%

Class K Shares*
1 Year	23.30%
5 Years	16.85%
Since Inception†	4.34%

Class I Shares*
1 Year	23.89%
5 Years	17.32%
Since Inception†	4.71%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,068.90	$5.47	1.06%
Hypothetical**	$1,000	$1,019.65	$5.34	1.06%
Class B
Actual	$1,000	$1,069.10	$5.62	1.09%
Hypothetical**	$1,000	$1,019.50	$5.49	1.09%
Class C
Actual	$1,000	$1,065.50	$9.11	1.77%
Hypothetical**	$1,000	$1,016.11	$8.90	1.77%
Advisor Class
Actual	$1,000	$1,071.10	$3.92	0.76%
Hypothetical**	$1,000	$1,021.14	$3.83	0.76%
Class R
Actual	$1,000	$1,067.50	$7.37	1.43%
Hypothetical**	$1,000	$1,017.80	$7.19	1.43%
Class K
Actual	$1,000	$1,069.30	$5.78	1.12%
Hypothetical**	$1,000	$1,019.35	$5.64	1.12%
Class I
Actual	$1,000	$1,071.60	$3.56	0.69%
Hypothetical**	$1,000	$1,021.49	$3.48	0.69%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $404.9

TEN LARGEST HOLDINGS†

May 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$14,014,990	3.5%
Exxon Mobil Corp.	12,686,886	3.1
Johnson & Johnson	12,185,346	3.0
General Electric Co.	11,139,282	2.7
Bank of America Corp.	10,897,772	2.7
Hewlett-Packard Co.	9,497,250	2.3
Citigroup, Inc.	9,005,001	2.2
Chevron Corp.	8,828,601	2.2
JPMorgan Chase & Co.	8,741,161	2.2
Wells Fargo & Co.	8,713,848	2.2
	$105,710,137	26.1%

*	All data are as of May 31, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 27.8%
Capital Markets – 1.1%
Bank of New York Mellon Corp. (The)	42,000	$1,451,520
Goldman Sachs Group, Inc. (The)	10,800	1,725,948
State Street Corp.	17,100	1,116,117

		4,293,585

Commercial Banks – 10.6%
Bank of America Corp.	719,800	10,897,772
Citigroup, Inc.	189,300	9,005,001
Comerica, Inc.	45,300	2,173,041
Fifth Third Bancorp	25,700	531,733
JPMorgan Chase & Co.	157,300	8,741,161
KeyCorp	38,700	529,803
PNC Financial Services Group, Inc. (The)	10,700	912,389
Regions Financial Corp.	79,700	812,143
US Bancorp/MN	17,400	734,106
Wells Fargo & Co.	171,600	8,713,848

		43,050,997

Consumer Finance – 3.3%
Capital One Financial Corp.	78,500	6,192,865
Discover Financial Services	72,500	4,286,925
SLM Corp.	341,100	2,936,871

		13,416,661

Diversified Financial Services – 1.7%
Berkshire Hathaway, Inc. – Class B(a)	25,800	3,311,172
McGraw Hill Financial, Inc.	6,900	564,213
Voya Financial, Inc.	86,600	3,100,280

		6,975,665

Insurance – 11.1%
Allstate Corp. (The)	55,600	3,239,256
American Financial Group, Inc./OH	55,000	3,210,900
American International Group, Inc.	143,600	7,764,452
AON PLC	50,100	4,505,994
Assurant, Inc.	51,800	3,512,558
Chubb Corp. (The)	46,200	4,280,892
Genworth Financial, Inc. – Class A(a)	195,300	3,318,147
Lincoln National Corp.	137,600	6,599,296
PartnerRe Ltd.	44,800	4,810,176
Travelers Cos., Inc. (The)	17,700	1,654,065
Unum Group	12,800	434,048
XL Group PLC	46,300	1,502,898

		44,832,682

		112,569,590

Energy – 13.8%
Energy Equipment & Services – 2.0%
Halliburton Co.	70,600	4,563,584
Helmerich & Payne, Inc.	4,000	439,800
Nabors Industries Ltd.	114,600	3,005,958

		8,009,342

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 11.8%
Chesapeake Energy Corp.	27,800	$798,416
Chevron Corp.	71,900	8,828,601
Exxon Mobil Corp.	126,200	12,686,886
Hess Corp.	86,900	7,933,970
Murphy Oil Corp.	9,100	561,197
Occidental Petroleum Corp.	75,100	7,486,719
Phillips 66	24,600	2,085,834
Valero Energy Corp.	133,200	7,465,860

		47,847,483

		55,856,825

Health Care – 13.6%
Biotechnology – 1.1%
Gilead Sciences, Inc.(a)	24,800	2,014,008
Theravance, Inc.(a)(b)	28,500	816,525
Vertex Pharmaceuticals, Inc.(a)	24,200	1,748,692

		4,579,225

Health Care Equipment & Supplies – 2.0%
Covidien PLC	16,400	1,199,004
Medtronic, Inc.	111,800	6,823,154

		8,022,158

Health Care Providers & Services – 1.7%
Aetna, Inc.	52,500	4,071,375
Health Net, Inc./CA(a)	46,200	1,847,076
WellPoint, Inc.	10,400	1,126,944

		7,045,395

Pharmaceuticals – 8.8%
GlaxoSmithKline PLC (Sponsored ADR)	81,600	4,401,504
Johnson & Johnson	120,100	12,185,346
Merck & Co., Inc.	85,400	4,941,244
Pfizer, Inc.	473,000	14,014,990

		35,543,084

		55,189,862

Consumer Discretionary – 13.1%
Auto Components – 2.2%
Dana Holding Corp.	130,400	2,887,056
Lear Corp.	14,900	1,311,945
Magna International, Inc. (New York) – Class A	9,800	1,002,736
TRW Automotive Holdings Corp.(a)	42,100	3,573,027

		8,774,764

Automobiles – 1.2%
Ford Motor Co.	300,900	4,946,796

Household Durables – 0.8%
PulteGroup, Inc.	158,900	3,108,084

Media – 3.4%
Gannett Co., Inc.	145,900	4,054,561
Liberty Global PLC – Class A(a)	20,501	922,955

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Liberty Global PLC – Series C(a)	94,301	$4,036,083
Time Warner, Inc.	7,400	516,742
Twenty-First Century Fox, Inc. – Class A	123,200	4,362,512

		13,892,853

Multiline Retail – 1.0%
Dillard’s, Inc. – Class A	6,300	710,325
Macy’s, Inc.	55,400	3,317,906

		4,028,231

Specialty Retail – 4.5%
Foot Locker, Inc.	69,200	3,334,056
GameStop Corp. – Class A	107,500	4,068,875
Gap, Inc. (The)	46,800	1,929,564
Office Depot, Inc.(a)	690,500	3,535,360
TJX Cos., Inc. (The)	97,100	5,287,095

		18,154,950

		52,905,678

Information Technology – 13.0%
Communications Equipment – 2.1%
Brocade Communications Systems, Inc.(a)	244,600	2,230,752
Cisco Systems, Inc.	112,900	2,779,598
Harris Corp.	44,200	3,414,450

		8,424,800

Computers & Peripherals – 3.7%
Apple, Inc.	8,800	5,570,400
Hewlett-Packard Co.	283,500	9,497,250

		15,067,650

Electronic Equipment, Instruments & Components – 0.5%
Arrow Electronics, Inc.(a)	37,600	2,169,520

IT Services – 2.5%
Amdocs Ltd.	33,900	1,631,268
Booz Allen Hamilton Holding Corp.	47,197	1,044,470
Western Union Co. (The) – Class W	116,400	1,882,188
Xerox Corp.	457,200	5,646,420

		10,204,346

Semiconductors & Semiconductor Equipment – 3.0%
Applied Materials, Inc.	169,600	3,424,224
Intel Corp.	195,500	5,341,060
Micron Technology, Inc.(a)	91,000	2,601,690
NVIDIA Corp.	27,700	526,300

		11,893,274

Software – 1.2%
Electronic Arts, Inc.(a)	135,100	4,746,063

		52,505,653

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 6.3%
Aerospace & Defense – 0.4%
Northrop Grumman Corp.	14,800	$1,798,940

Airlines – 0.5%
Delta Air Lines, Inc.	48,700	1,943,617

Construction & Engineering – 0.3%
URS Corp.	24,400	1,098,000

Industrial Conglomerates – 2.8%
General Electric Co.	415,800	11,139,282

Machinery – 2.3%
Caterpillar, Inc.	31,900	3,261,137
Dover Corp.	37,800	3,295,404
ITT Corp.	45,300	1,978,704
Parker Hannifin Corp.	7,600	951,748

		9,486,993

		25,466,832

Utilities – 4.6%
Electric Utilities – 1.3%
Edison International	97,900	5,398,206

Gas Utilities – 1.7%
Atmos Energy Corp.	55,300	2,770,530
UGI Corp.	79,200	3,854,664

		6,625,194

Independent Power Producers & Energy Traders – 0.9%
Calpine Corp.(a)	157,000	3,661,240

Multi-Utilities – 0.7%
CenterPoint Energy, Inc.	90,400	2,180,448
DTE Energy Co.	8,700	662,244

		2,842,692

		18,527,332

Consumer Staples – 3.3%
Food & Staples Retailing – 2.5%
CVS Caremark Corp.	45,900	3,594,888
Kroger Co. (The)	134,600	6,425,804

		10,020,692

Household Products – 0.8%
Procter & Gamble Co. (The)	41,600	3,360,864

		13,381,556

Telecommunication Services – 2.5%
Diversified Telecommunication Services – 2.0%
AT&T, Inc.	224,400	7,959,468

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.5%
Vodafone Group PLC (Sponsored ADR)	62,836	$2,199,888

		10,159,356

Materials – 1.2%
Chemicals – 1.2%
CF Industries Holdings, Inc.	2,300	559,613
LyondellBasell Industries NV – Class A	44,700	4,450,779

		5,010,392

Total Common Stocks (cost $307,897,516)		401,573,076

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $2,504,016)	2,504,016	2,504,016

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $310,401,532)		404,077,092

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $833,625)	833,625	833,625

Total Investments – 100.0% (cost $311,235,157)		404,910,717
Other assets less liabilities – 0.0%		(58,989)

Net Assets – 100.0%		$404,851,728

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $307,897,516)	$401,573,076	(a)
Affiliated issuers (cost $3,337,641 – including investment of cash collateral for securities loaned of $833,625)	3,337,641
Dividends and interest receivable	788,736
Receivable for shares of beneficial interest sold	641,282
Receivable for investment securities sold	473,448

Total assets	406,814,183

Liabilities
Payable for collateral received on securities loaned	833,625
Payable for shares of beneficial interest redeemed	607,747
Advisory fee payable	193,374
Payable for investment securities purchased	128,232
Transfer Agent fee payable	43,796
Distribution fee payable	36,194
Administrative fee payable	22,056
Accrued expenses	97,431

Total liabilities	1,962,455

Net Assets	$404,851,728

Composition of Net Assets
Paid-in capital	$472,162,904
Undistributed net investment income	3,952,004
Accumulated net realized loss on investment and foreign currency transactions	(164,938,740)
Net unrealized appreciation on investments	93,675,560

	$404,851,728

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$61,804,109	4,517,638	$13.68	*

B	$3,292,365	240,269	$13.70

C	$18,361,686	1,346,798	$13.63

Advisor	$305,300,215	22,287,659	$13.70

R	$1,891,644	139,665	$13.54

K	$11,061,806	821,851	$13.46

I	$3,139,903	231,086	$13.59

(a)	Includes securities on loan with a value of $816,525 (see Note E).

*	The maximum offering price per share for Class A shares was $14.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $15,167)	$6,189,746
Affiliated issuers	1,564
Securities lending income	2,118	$6,193,428

Expenses
Advisory fee (see Note B)	1,163,833
Distribution fee—Class A	91,105
Distribution fee—Class B	17,651
Distribution fee—Class C	90,127
Distribution fee—Class R	4,828
Distribution fee—Class K	13,702
Transfer agency—Class A	29,071
Transfer agency—Class B	2,123
Transfer agency—Class C	9,136
Transfer agency—Advisor Class	155,536
Transfer agency—Class R	2,511
Transfer agency—Class K	10,961
Transfer agency—Class I	302
Custodian	71,305
Registration fees	57,232
Trustees’ fees	27,066
Administrative	25,672
Audit	20,825
Legal	19,250
Printing	17,914
Miscellaneous	7,709

Total expenses	1,837,859
Less: expenses waived by the Distributor (see Note C)	(12,356)

Net expenses		1,825,503

Net investment income		4,367,925

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		26,963,133
Net change in unrealized appreciation/depreciation of investments		(2,444,110)

Net gain on investment transactions		24,519,023

Net Increase in Net Assets from Operations		$28,886,948

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,367,925	$5,517,659
Net realized gain on investment and foreign currency transactions	26,963,133	47,640,898
Net change in unrealized appreciation/depreciation of investments	(2,444,110)	69,675,855

Net increase in net assets from operations	28,886,948	122,834,412
Dividends to Shareholders from
Net investment income
Class A	(618,037)	(872,994)
Class B	(36,213)	(56,975)
Class C	(66,765)	(129,188)
Advisor Class	(4,414,874)	(5,369,396)
Class R	(11,982)	(28,371)
Class K	(112,638)	(110,776)
Class I	(41,572)	(36,326)
Transactions in Shares of Beneficial Interest
Net decrease	(55,934,601)	(34,378,297)

Total increase (decrease)	(32,349,734)	81,852,089
Net Assets
Beginning of period	437,201,462	355,349,373

End of period (including undistributed net investment income of $3,952,004 and $4,886,160, respectively)	$404,851,728	$437,201,462

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

ALLIANCEBERNSTEIN VALUE FUND •	17

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2014:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$401,573,076		$	– 0	–	$	– 0	–	$401,573,076
Short-Term Investments	2,504,016			– 0	–		– 0	–	2,504,016
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	833,625			– 0	–		– 0	–	833,625

Total Investments in Securities	404,910,717			– 0	–		– 0	–	404,910,717
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$404,910,717		$	– 0	–	$	– 0	–	$404,910,717

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2014, the reimbursement for such services amounted to $25,672.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $88,536 for the six months ended May 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,925 from the sale of Class A shares and received $832, $216 and $89 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)	Dividend Income (000)
$8,287	$56,872	$62,655	$2,504	$1

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2014 amounted to $212,846, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2014, such waiver amounted to $12,356. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $499,645, $893,625, $134,900 and $74,197 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$125,801,234		$175,345,821
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$95,710,731
Gross unrealized depreciation	(2,035,171)

Net unrealized appreciation	$93,675,560

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2014, the Fund had securities on loan with a value of $816,525 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $833,625. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $2,118 and $141 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)
$811	$9,869	$9,846	$834

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class A
Shares sold	204,315	474,597	$2,669,902	$5,424,568

Shares issued in reinvestment of dividends	43,630	80,690	559,772	793,984

Shares converted from Class B	44,485	102,362	584,999	1,112,713

Shares redeemed	(529,325)	(1,339,791)	(6,921,110)	(15,045,415)

Net decrease	(236,895)	(682,142)	$(3,106,437)	$(7,714,150)

Class B
Shares sold	7,165	17,471	$94,504	$199,885

Shares issued in reinvestment of dividends	2,572	5,314	33,058	52,396

Shares converted to Class A	(44,417)	(102,236)	(584,999)	(1,112,713)

Shares redeemed	(15,496)	(40,712)	(204,127)	(446,020)

Net decrease	(50,176)	(120,163)	$(661,564)	$(1,306,452)

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class C
Shares sold	46,097	97,442	$597,330	$1,122,231

Shares issued in reinvestment of dividends	4,622	11,639	59,299	114,530

Shares redeemed	(104,196)	(334,872)	(1,353,141)	(3,695,202)

Net decrease	(53,477)	(225,791)	$(696,512)	$(2,458,441)

Advisor Class
Shares sold	2,248,731	5,453,264	$29,391,750	$61,297,189

Shares issued in reinvestment of dividends	302,157	473,891	3,876,673	4,663,087

Shares redeemed	(6,371,265)	(8,099,496)	(84,281,525)	(90,426,895)

Net decrease	(3,820,377)	(2,172,341)	$(51,013,102)	$(24,466,619)

Class R
Shares sold	21,180	86,375	$271,691	$946,422

Shares issued in reinvestment of dividends	942	2,910	11,982	28,371

Shares redeemed	(30,149)	(173,965)	(388,503)	(1,950,431)

Net decrease	(8,027)	(84,680)	$(104,830)	$(975,638)

Class K
Shares sold	78,895	325,241	$1,014,076	$3,550,260

Shares issued in reinvestment of dividends	8,918	11,432	112,637	110,776

Shares redeemed	(111,824)	(147,288)	(1,446,418)	(1,633,847)

Net increase (decrease)	(24,011)	189,385	$(319,705)	$2,027,189

Class I
Shares sold	83	71,758	$1,077	$729,842

Shares issued in reinvestment of dividends	1,088	184	13,835	1,797

Shares redeemed	(3,707)	(19,150)	(47,363)	(215,825)

Net increase (decrease)	(2,536)	52,792	$(32,451)	$515,814

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2014.

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$6,604,026	$6,385,171

Total taxable distributions paid	$6,604,026	$6,385,171

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,886,160
Accumulated capital and other losses	(190,733,562	)(a)
Unrealized appreciation/(depreciation)	94,951,358	(b)

Total accumulated earnings/(deficit)	$(90,896,044)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $190,733,562. During the fiscal year, the Fund utilized $47,640,921 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2013, the Fund had a net capital loss carryforward of $190,733,562 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$190,733,562	n/a	2017

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.93		$ 9.64	$ 8.61	$ 8.54	$ 8.27		$ 7.08

Income From Investment Operations
Net investment income(a)	.12		.13	.15	.11	.08		.13
Net realized and unrealized gain on investment and foreign currency transactions	.76		3.32	1.01	.05	.32		1.30

Net increase in net asset value from operations	.88		3.45	1.16	.16	.40		1.43

Less: Dividends
Dividends from net investment income	(.13)		(.16)	(.13)	(.09)	(.13)		(.24)

Net asset value, end of period	$ 13.68		$ 12.93	$ 9.64	$ 8.61	$ 8.54		$ 8.27

Total Return
Total investment return based on net asset value(b)	6.89	%*	36.32%*	13.60%	1.81%*	4.92	%*	21.01%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,804		$61,455	$52,390	$58,822	$73,768		$105,214
Ratio to average net assets of:
Expenses	1.06	%^	1.07%	1.11%	1.09%	1.11	%+	1.12%
Net investment income	1.82	%^	1.18%	1.58%	1.23%	.97	%+	1.87%
Portfolio turnover rate	30%		55%	45%	64%	64%		58%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.94		$ 9.63	$ 8.59	$ 8.52	$ 8.26		$ 7.08

Income From Investment Operations
Net investment income(a)(c)	.12		.13	.14	.10	.07		.13
Net realized and unrealized gain on investment and foreign currency transactions	.77		3.32	1.01	.05	.31		1.29

Net increase in net asset value from operations	.89		3.45	1.15	.15	.38		1.42

Less: Dividends
Dividends from net investment income	(.13)		(.14)	(.11)	(.08)	(.12)		(.24)

Net asset value, end of period	$ 13.70		$ 12.94	$ 9.63	$ 8.59	$ 8.52		$ 8.26

Total Return
Total investment return based on net asset value(b)	6.91	%*	36.29%*	13.53%	1.68%*	4.68	%*	20.87%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,292		$3,759	$3,955	$6,034	$10,169		$19,749
Ratio to average net assets of:
Expenses, net of waivers	1.09	%^	1.11%	1.21%	1.18%	1.20	%+	1.21%
Expenses, before waivers	1.79	%^	1.81%	1.91%	1.88%	1.90	%+	1.91%
Net investment income(c)	1.81	%^	1.15%	1.46%	1.10%	.88	%+	1.85%
Portfolio turnover rate	30%		55%	45%	64%	64%		58%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.84		$ 9.57	$ 8.53	$ 8.46	$ 8.20		$ 6.99

Income From Investment Operations
Net investment income(a)	.07		.05	.08	.05	.02		.08
Net realized and unrealized gain on investment and foreign currency transactions	.77		3.30	1.01	.04	.31		1.28

Net increase in net asset value from operations	.84		3.35	1.09	.09	.33		1.36

Less: Dividends
Dividends from net investment income	(.05)		(.08)	(.05)	(.02)	(.07)		(.15)

Net asset value, end of period	$ 13.63		$ 12.84	$ 9.57	$ 8.53	$ 8.46		$ 8.20

Total Return
Total investment return based on net asset value(b)	6.55	%*	35.30%*	12.87%	1.00%*	4.07	%*	19.99%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,362		$17,983	$15,556	$16,939	$22,069		$28,010
Ratio to average net assets of:
Expenses	1.77	%^	1.78%	1.83%	1.82%	1.84	%+	1.85%
Net investment income	1.11	%^	.48%	.86%	.50%	.25	%+	1.15%
Portfolio turnover rate	30%		55%	45%	64%	64%		58%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.96		$ 9.66	$ 8.63	$ 8.57	$ 8.30		$ 7.13

Income From Investment Operations
Net investment income(a)	.14		.17	.17	.14	.11		.15
Net realized and unrealized gain on investment and foreign currency transactions	.77		3.32	1.02	.04	.32		1.31

Net increase in net asset value from operations	.91		3.49	1.19	.18	.43		1.46

Less: Dividends
Dividends from net investment income	(.17)		(.19)	(.16)	(.12)	(.16)		(.29)

Net asset value, end of period	$ 13.70		$ 12.96	$ 9.66	$ 8.63	$ 8.57		$ 8.30

Total Return
Total investment return based on net asset value(b)	7.11	%*	36.78%*	13.98%	2.02%*	5.22	%*	21.36%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305,300		$338,353	$273,267	$291,020	$324,070		$349,323
Ratio to average net assets of:
Expenses	.76	%^	.77%	.81%	.79%	.81	%+	.81%
Net investment income	2.18	%^	1.49%	1.88%	1.55%	1.27	%+	2.13%
Portfolio turnover rate	30%		55%	45%	64%	64%		58%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.76		$ 9.52	$ 8.49	$ 8.44	$ 8.18		$ 7.02

Income From Investment Operations
Net investment income(a)	.10		.10	.11	.08	.05		.11
Net realized and unrealized gain on investment and foreign currency transactions	.76		3.27	1.02	.04	.32		1.28

Net increase in net asset value from operations	.86		3.37	1.13	.12	.37		1.39

Less: Dividends
Dividends from net investment income	(.08)		(.13)	(.10)	(.07)	(.11)		(.23)

Net asset value, end of period	$ 13.54		$ 12.76	$ 9.52	$ 8.49	$ 8.44		$ 8.18

Total Return
Total investment return based on net asset value(b)	6.75	%*	35.75%*	13.38%	1.33%*	4.58	%*	20.55%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,892		$1,885	$2,211	$2,908	$3,435		$3,169
Ratio to average net assets of:
Expenses	1.43	%^	1.42%	1.42%	1.43%	1.44	%+	1.38%
Net investment income	1.45	%^	.87%	1.25%	.91%	.65	%+	1.63%
Portfolio turnover rate	30%		55%	45%	64%	64%		58%

See footnote summary on page 35.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.72		$ 9.50	$ 8.49	$ 8.43	$ 8.17		$ 7.03

Income From Investment Operations
Net investment income(a)	.11		.13	.14	.11	.08		.13
Net realized and unrealized gain on investment and foreign currency transactions	.76		3.26	1.00	.04	.32		1.28

Net increase in net asset value from operations	.87		3.39	1.14	.15	.40		1.41

Less: Dividends
Dividends from net investment income	(.13)		(.17)	(.13)	(.09)	(.14)		(.27)

Net asset value, end of period	$ 13.46		$ 12.72	$ 9.50	$ 8.49	$ 8.43		$ 8.17

Total Return
Total investment return based on net asset value(b)	6.93	%*	36.20%*	13.58%	1.73%*	4.95	%*	20.96%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,062		$10,762	$6,235	$4,704	$5,073		$5,926
Ratio to average net assets of:
Expenses	1.12	%^	1.11%	1.14%	1.12%	1.13	%+	1.08%
Net investment income	1.76	%^	1.13%	1.57%	1.21%	.96	%+	1.85%
Portfolio turnover rate	30%		55%	45%	64%	64%		58%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.86		$ 9.59	$ 8.57	$ 8.50	$ 8.24		$ 7.09

Income From Investment Operations
Net investment income(a)	.14		.18	.18	.15	.11		.16
Net realized and unrealized gain on investment and foreign currency transactions	.77		3.29	1.01	.04	.32		1.29

Net increase in net asset value from operations	.91		3.47	1.19	.19	.43		1.45

Less: Dividends
Dividends from net investment income	(.18)		(.20)	(.17)	(.12)	(.17)		(.30)

Net asset value, end of period	$ 13.59		$ 12.86	$ 9.59	$ 8.57	$ 8.50		$ 8.24

Total Return
Total investment return based on net asset value(b)	7.16	%*	36.89%*	14.09%	2.14%*	5.23	%*	21.48%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,140		$3,004	$1,735	$1,887	$2,255		$22,902
Ratio to average net assets of:
Expenses	.69	%^	.68%	.71%	.69%	.70	%+	.69%
Net investment income	2.19	%^	1.58%	1.98%	1.64%	1.37	%+	2.38%
Portfolio turnover rate	30%		55%	45%	64%	64%		58%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees and expenses waived by the Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2014 and years ended November 30, 2013, November 30, 2011, November 30, 2010 and November 30, 2009 by 0.01%, 0.13%, 0.01%, 0.04% and 0.04%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Gregory L. Powell(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on May 6-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN VALUE FUND •	37

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

38	• ALLIANCEBERNSTEIN VALUE FUND

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund outperformed the Index in the 1-year period and lagged it in all other periods. Based on their review, the trustees concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1.2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule

ALLIANCEBERNSTEIN VALUE FUND •	39

had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The

40	• ALLIANCEBERNSTEIN VALUE FUND

trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN VALUE FUND •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

42	• ALLIANCEBERNSTEIN VALUE FUND

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
Value Fund	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$401.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $48,649 (0.012% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.77 1.07 1.81 1.78 1.42 1.11 0.68	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN VALUE FUND •	43

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

44	• ALLIANCEBERNSTEIN VALUE FUND

investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2014 net assets:6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$401.1	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.322%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are the Fund’s advisory fee and what would have been the effective advisory fees of the Fund

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	45

had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[8],[9]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.322%	0.550%

	Client #2[8]	0.30% of average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management

8	The Fund is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

46	• ALLIANCEBERNSTEIN VALUE FUND

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Value Fund	0.550	0.743	1/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Fund	1.069	1.146	4/13	1.156	22/67

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN VALUE FUND •	47

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

48	• ALLIANCEBERNSTEIN VALUE FUND

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,601, $410,694 and $5,194 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $262,853 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

ALLIANCEBERNSTEIN VALUE FUND •	49

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN VALUE FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2014.21

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	26.27	25.80	23.89	5/13	20/79
3 year	12.09	12.31	12.33	9/12	40/71
5 year	21.01	21.00	21.28	6/12	38/66
10 year	4.32	6.85	6.62	6/6	46/47

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2014 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	26.27	12.09	21.01	4.32	4.98	16.39	0.24	10
Russell 1000 Value Index	23.44	14.05	23.18	7.24	6.75	15.52	0.42	10
Inception Date: March 29, 2001

19	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

52	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN VALUE FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0514

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 21, 2014